UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

FIRST BANCORP.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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1519 PONCE DE LEON AVENUE

SAN JUAN, PUERTO RICO 00908

(787) 729-8200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of First BanCorp:

NOTICE IS HEREBY GIVEN that, pursuant to a resolution of the Board of Directors and Section 2 of the Corporation’s By-laws, the Annual Meeting of Stockholders of First BanCorp will be held at 10:00 a.m., local time, on Friday, December 9, 2011, at the Puerto Rico Convention Center, 100 Convention Blvd., San Juan, Puerto Rico, for the purpose of considering and taking action on the following matters, all of which are more completely set forth in the accompanying Proxy Statement:

1. To elect nine (9) directors, each for a term expiring at the 2012 Annual Meeting of Stockholders.

2. To approve the First BanCorp 2008 Omnibus Incentive Plan, as amended (the “Plan”) to increase the amount of shares of common stock, par value $0.10 per share, reserved for issuance under the Plan, eliminate the restriction on the number of shares available for issuance pursuant to certain awards, increase the maximum number of shares that can underlie certain awards to any individual participant in any fiscal year, and revise certain provisions relating to performance-based awards.

3. To approve a non-binding, advisory proposal on the 2010 compensation of First BanCorp’s executives.

4. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our 2011 fiscal year.

In addition, we will consider and take action on such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record as of the close of business on November 4, 2011 are entitled to receive notice of and to vote at the meeting. A list of such stockholders will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of ten days prior to the meeting, at our principal offices.

You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to be present at the meeting, you are urged to complete, sign, date and promptly return the enclosed proxy in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. You may revoke any proxy that you give in writing or in person at any time prior to its exercise.

By Order of the Board of Directors,

/s/ Lawrence Odell
Lawrence Odell Secretary

San Juan, Puerto Rico

November 14, 2011

1519 PONCE DE LEON AVENUE

SAN JUAN, PUERTO RICO 00908

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 9, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First BanCorp (the “Corporation”) for use at the Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on Friday, December 9, 2011, at the Puerto Rico Convention Center, 100 Convention Blvd., San Juan, Puerto Rico, and at any adjournment thereof (the “Annual Meeting”). This Proxy Statement and form of proxy are first being sent or given to stockholders of record on or about November 14, 2011. Three individuals will serve as proxies to vote the shares represented at the Annual Meeting. Shares represented by properly executed proxies that are received will be voted at the Annual Meeting in accordance with the instructions specified in the proxies. If you properly submit a proxy but do not give instructions on how you want your shares to be voted, your shares will be voted by the designated proxies in accordance with the Board of Directors’ recommendations described below.

QUESTIONS AND ANSWERS ABOUT THE MEETING

What information is contained in this Proxy Statement?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board of Directors of the Corporation (the “Board”), Board committees, the compensation of directors and executive officers and other required information.

What is the purpose of the Meeting?

At the Annual Meeting, stockholders will act upon the following matters, which are outlined in the accompanying Notice of Meeting:

•	the election of nine directors;

•

the approval of the First BanCorp 2008 Omnibus Incentive Plan (the “Plan”), as amended to (i) increase the amount of shares of common stock, par value $0.10 per share (the “Common Stock”) reserved for issuance under the Plan, (ii) eliminate the restriction on the number of shares available for issuance pursuant to certain awards, (iii) increase the maximum number of shares that can underlie options, stock appreciation rights or any award intended to qualify as a qualified performance-based award under Section 162(m) of the U.S. Code granted to any individual participant in any fiscal year, and (iv) revise certain provisions relating to performance-based awards;

•	the approval of a non-binding, advisory proposal on the 2010 compensation of First BanCorp’s executives; and

•	the appointment of PricewaterhouseCoopers as our independent registered public accounting firm for our 2011 fiscal year.

What should I receive?

You should receive this Proxy Statement, the Notice of Annual Meeting of Stockholders, the proxy card and the Corporation’s 2010 annual report with the audited financial statements for the year ended December 31, 2010, duly certified by PricewaterhouseCoopers LLP.

How many votes do I have?

You will have one vote for every share of Common Stock you owned as of the close of business on November 4, 2011, the record date for the Annual Meeting (the “Record Date”).

If I am a holder of shares of Common Stock, but I did not hold my shares of Common Stock as of the Record Date, am I entitled to vote?

No. If you were not a record or beneficial holder of shares of Common Stock as of the Record Date, you will not be entitled to vote on the proposals.

How many shares of stock are outstanding?

On the Record Date, 204,245,196 shares of Common Stock were outstanding.

How many votes must be present to hold the Meeting?

Holders of a majority of the outstanding shares of Common Stock must be present either in person or by proxy to enable us to conduct business at the Annual Meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining whether holders of a majority of the outstanding shares of Common Stock are present. A broker non-vote occurs when a broker or other nominee has not received voting instructions from the beneficial owner and the broker or other nominee does not have discretionary authority to vote on a particular matter. We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to conduct business at the Annual Meeting.

Votes cast by proxy or in person at the Annual Meeting will be counted by Broadridge Financial Solutions, an independent third party.

What vote is required and how are abstentions and broker non-votes treated?

To be elected, directors must receive the affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the election of directors. Abstentions will have the same effect as votes cast AGAINST and broker non-votes will not be counted in determining the number of shares necessary for approval.

As to the approval of amendments to the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan and to revise certain other provisions, a majority of votes cast on the proposal is required, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal. As to approval of the advisory vote related to executive compensation and the ratification of the independent registered public accounting firm, the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote will be required for approval. Abstentions will have the same effect as votes cast AGAINST the proposals and broker non-votes will not be counted in determining the number of shares necessary for approval.

Can my broker vote my shares on the election of directors?

No. Brokers do not have discretionary authority to vote shares on the election of directors. You must instruct your broker how to vote your shares so that your vote can be counted.

How does the Board recommend that I vote?

The following is the Board’s recommendation with respect to each of the items to be considered and voted upon at the Annual Meeting:

•	Proposal No. 1 — The Board recommends a vote FOR each nominee to the Board;

•

Proposal No. 2 — The Board recommends a vote FOR the approval of the Plan, as amended to (i) increase the number of shares of Common Stock reserved for issuance under the Plan, (ii) eliminate the restriction on the number of shares available for issuance pursuant to certain awards, (iii) increase the maximum number of shares that can underlie certain awards granted to any individual participant in any fiscal year, and (iv) revise certain provisions relating to performance-based awards;

•	Proposal No. 3 — The Board recommends a vote FOR the 2010 executive compensation; and

•	Proposal No. 4 — The Board recommends a vote FOR the ratification of the Corporation’s independent registered public accounting firm for the 2011 fiscal year.

How do I vote?

If you are a “stockholder of record,” you may vote by proxy without attending the Annual Meeting by:

•	completing the enclosed proxy card, signing, dating, and returning it in the enclosed postage-paid envelope;

•	voting by telephone (instructions are on the proxy card); or

•	voting via the Internet (instructions are on the proxy card).

Internet and telephone voting is available until 11:59 PM Eastern Time on December 8, 2011. Please refer to the specific instructions set forth on the enclosed proxy card for additional information on how to vote. For security reasons, our electronic voting system has been designed to authenticate your identity as a stockholder.

If you hold your shares in “street name” (i.e., your shares are held of record by a broker, bank, trustee or other nominee), your broker, bank, trustee or other nominee will provide you with materials and instructions for voting your shares.

Can I vote my shares in person at the Annual Meeting?

If you are a “stockholder of record,” you may vote your shares in person at the Annual Meeting. If you hold your shares in “street name,” you must obtain a valid, legal proxy from your broker, banker, trustee or nominee, giving you the right to vote your shares at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.    If your shares are registered in your name with our transfer agent, The Bank of New York Mellon Shareowner Services, LLC, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote via the Internet, by telephone, or by completing, signing, dating and returning the enclosed proxy card.

Beneficial Owner.    If your shares are held by a broker, bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker, bank, trustee or other nominee, who is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to instruct your broker, bank, trustee or other nominee on how to vote the shares held in your account, and it will inform you how to instruct it to vote your shares. The organization that holds your shares, however, is considered the stockholder of record for purposes of voting at the Annual Meeting. As noted above, if you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid, legal proxy from your broker, bank, trustee or other nominee giving you the right to vote your shares at the Annual Meeting. The organization that holds your shares cannot vote your shares without your instructions on Proposals No. 1, No. 2, and No. 3, so it is important that you instruct your nominee how to vote your shares.

Who will bear the costs of soliciting proxies for the Annual Meeting?

We will bear the cost of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, proxies may be solicited personally, by telephone or otherwise. The Board has engaged Broadridge Financial Solutions to aid in the solicitation of proxies. The cost is estimated at $8,000, plus reimbursement of reasonable out-of-pocket expenses. Our directors, officers and employees may also solicit proxies but will not receive any additional compensation for their services. Proxies and proxy materials will also be distributed at our expense by brokers, nominees, custodians and other similar parties.

Can I change my vote?

Yes. If you are a stockholder of record, you may revoke your proxy at any time before it is exercised by sending in a new proxy card with a later date, or casting a new vote by telephone or over the Internet, or sending a written notice of revocation to the President or Secretary of First BanCorp, at P.O. Box 9146, San Juan, Puerto Rico 00908-0146, that is delivered before the proxy is exercised. Internet and telephone voting is available until 11:59 PM Eastern Time on December 8, 2011. If you attend the Annual Meeting and vote in person, your previously submitted proxy will not be used. If your shares are held in the name of a broker, bank or other holder of record, that institution will instruct you as to how your vote may be changed.

What should I do if I receive more than one set of voting materials?

Please complete, sign, date and return each proxy card or voting instruction card that you receive. You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards. For example, if you hold your shares in more than one brokerage account, you may receive a voting instruction card for each brokerage account in which you hold shares.

Could other matters be decided at the Annual Meeting?

The Board does not intend to present any business at the Annual Meeting other than that described in the Notice of Annual Meeting of Stockholders. The Board at this time knows of no other matters that may come before the Annual Meeting and the Chairman of the Annual Meeting will declare out of order and disregard any matter not properly presented. However, if any new matter requiring the vote of the stockholders is properly presented before the Annual Meeting, proxies may be voted with respect thereto in accordance with the best judgment of the proxy holders, under the discretionary power granted by stockholders in their proxies in connection with general matters.

What happens to my vote if the Annual Meeting is postponed or adjourned?

Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is exercised.

Who can help answer my questions?

You should contact Lawrence Odell, Secretary of the Board, by e-mail at lawrence.odell@firstbankpr.com or by telephone at 787-729-8109 if you have any questions about how to vote or need copies of our filings.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 9, 2011

This Proxy Statement and the 2010 annual report to stockholders are available at https://materials.proxyvote.com/318672. You may obtain directions regarding how to attend the Annual Meeting and vote in person by contacting Lawrence Odell, Secretary of the Board, by e-mail at lawrence.odell@firstbankpr.com or by telephone at 787-729-8109.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information as of November 7, 2011, unless otherwise specified, with respect to shares of our Common Stock beneficially owned by: (1) each person known to us to be the beneficial owner of more than 5% of our Common Stock; (2) each director, each director nominee and each executive officer named in the Summary Compensation Table in this Proxy Statement (the “Named Executives”); and (3) all directors and executive officers as a group. This information has been provided by each of the directors and executive officers at our request or derived from statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Beneficial ownership of securities means the possession, directly or indirectly, through any formal or informal arrangement, either individually or in a group, of voting power (which includes the power to vote, or to direct the voting of, such security) and/or investment power (which includes the power to dispose of, or to direct the disposition of, such security). As of November 7, 2011, directors and executive officers of the Corporation did not own shares of the Corporation’s preferred stock because they participated in the Corporation’s preferred stock exchange pursuant to which they received Common Stock in exchange for shares of preferred stock. The Corporation does not have knowledge of any current beneficial owner of more than 5% of the Corporation’s preferred stock. Unless otherwise indicated, to the Corporation’s knowledge the beneficial owner has sole voting and dispositive power over the shares.

(1)	Beneficial Owners of More Than 5% of our Common Stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(a)
Thomas H. Lee Advisors (Alternative), VI, Ltd.	50,684,485	(b)	24.82%
c/o Walkers Corporate Services Limited
Walker House, 87 Mary Street
Geargetown, E9, KY1-9001

Entities affiliated with Oaktree Principal Fund V (Delaware), L.P. and	50,684,485	(c)	24.82%
Oaktree FF Investment Fund AIF (Delaware), L.P. c/o Oaktree Capital Management, L.P.
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071

Wellington Management Company, LLP.	20,220,300	(d)	9.90%
c/o Wellington Management Company, LLP
280 Congress Street
Boston, MA 002210

United States Department of the Treasury	34,227,696	(e)	16.65%
1500 Pennsylvania Avenue Northwest
Washington D.C., District of Columbia 20229

(a)	Based on 204,245,196 shares of Common Stock outstanding as of November 7, 2011.

(b)	Based on a Schedule 13D filed with the SEC on October 17, 2011 and a Form 4 filed on October 14, 2011, Thomas H. Lee Advisors (Alternative) VI, Ltd. has shared voting and dispositive power with respect to 50,684,485 shares of Common Stock; Thomas H. Lee (Alternative) Fund VI, L.P. has shared voting and dispositive power with respect to 27,873,153 shares; Thomas H. Lee (Alternative) Parallel Fund VI, L.P. has shared voting and dispositive power with respect to 18,874,216 shares; Thomas H. Lee (Alternative) Parallel (DT) Fund VI, L.P. has shared voting and dispositive power with respect to 3,296,946 shares; and THL FBC Equity Investors, L.P. has shared voting and dispositive power with respect to 640,170 shares.

(c)

Based on Form 4s filed on October 28, 2011 and a Schedule 13D filed with the SEC on October 17, 2011, by each of Oaktree Principal Fund V (Delaware), L.P. (the “PF V Fund”), Oaktree FF Investment Fund AIF (Delaware), L.P. (the “AIF Fund” and, together with the PF V Fund, the “Oaktree Funds” or “Oaktree”),

Oaktree Capital Group Holdings GP, LLC (“OCGH GP”), in its capacity as the general partner of Oaktree Capital Group Holdings, L.P. (“OCGH LP”), OCGH LP, in its capacity as the majority holder of the voting units of Oaktree Capital Group, LLC (“OCG”) and the controlling shareholder of Oaktree AIF Holdings, Inc. (“Oaktree AIF Holdings”), OCG, in its capacity as managing member of Oaktree Holdings, LLC (“Oaktree Holdings”), Oaktree Holdings, in its capacity as managing member of OCM Holdings I, LLC (“Oaktree Holdings I”), Oaktree Holdings I, in its capacity as general partner of Oaktree Capital I, L.P. (“Oaktree Capital I”), Oaktree Capital I, in its capacity as general partner of Oaktree Fund GP I, L.P. (“Oaktree Fund GP I”), Oaktree Fund GP I, in its capacity as managing member of Oaktree Fund GP, LLC (“Oaktree Fund GP”), Oaktree Fund GP, in its capacity as general partner of the PF V Fund, Oaktree AIF Holdings, in its capacity as general partner of Oaktree AIF Investments, L.P. (“Oaktree AIF Investments”), Oaktree AIF Investments, in its capacity as general partner of Oaktree Fund GP III, L.P. (“Oaktree GP III”), Oaktree GP III, in its capacity as sole member of Oaktree Fund GP AIF, LLC (“Oaktree GP AIF”), Oaktree GP AIF, in its capacity as general partner of Oaktree Fund AIF Series, L.P. — Series I (“Oaktree AIF” and, together with OCGH GP, OCGH LP, OCG, Oaktree Holdings, Oaktree Holdings I, Oaktree Capital I, Oaktree Fund GP I, Oaktree Fund GP, Oaktree AIF Holdings, Oaktree AIF Investments, Oaktree GP III and Oaktree GP AIF, collectively, the “Oaktree Entities”), and Oaktree AIF, in its capacity as general partner of the AIF Fund, the reporting persons may be deemed to beneficially own the 41,931,274 shares of Common Stock directly owned by the PF V Fund and/or the 8,753,211 shares of Common Stock directly owned by the AIF Fund. Each Oaktree Entity disclaims beneficial ownership of all shares reported herein except to the extent of their respective pecuniary interest therein.

(d)	On October 7, 2011, the Corporation issued 20,220,300 shares of Common Stock to several institutional investors advised by Wellington Management Company, L.L.P. (“Wellington”), including Ithan Creek Investors II USB, LLC; Bay Pond Partners, L.P; Bay Pond Investors USB, LLC; Ithan Creek Investors USB, LLC; Wolf Creek Partners, L.P; and Wolf Creek Investors USB, LLP. Wellington is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and, in such capacity, may be deemed to share beneficial ownership over the shares held by its client accounts.

(e)	On October 7, 2011, the Corporation issued 32,941,797 shares of Common Stock to the United States Department of the Treasury (the “U.S. Treasury”) upon conversion of all of the Corporation’s outstanding Fixed Rate Cumulative Mandatorily Convertible Preferred Stock, Series G. The U.S. Treasury has sole dispositive and voting power over its shares but may vote the shares only in accordance with the terms of the Exchange Agreement. In addition, the U.S. Treasury has a warrant that entitles it to purchase up to 1,285,899 shares of Common Stock at an exercise price of $3.29 per share, as adjusted as a result of the issuance of shares of Common Stock in the Corporation’s recently completed $525 million private placement of Common Stock (the “Capital Raise”). The exercise price and the number of shares issuable upon exercise of the warrant are subject to further adjustments under certain circumstances to prevent dilution. The warrant has a 10-year term from its issue date and is exercisable in whole or in part at any time.

(2)	Beneficial Ownership of Directors, Director Nominees and Executive Officers:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(a)		Percent of Class
Directors and Director Nominees

Aurelio Alemán-Bermúdez, President & Chief Executive Officer	52,933		*

Michael P. Harmon	50,684,485	(b)	24.82%

Roberto R. Herencia, Chairman of the Board	13,272		—

José Menéndez-Cortada	10,827		*

Héctor M. Nevares-La Costa	449,014	(c)	*

Fernando Rodríguez-Amaro	2,146		*

José F. Rodríguez-Perelló	40,268		*

Sharee Ann Umpierre-Catinchi	76,913	(d)	*

Director Nominee

Thomas M. Hagerty, subject to regulatory approval	—	(e)	*

Executive Officers

Victor Barreras-Pellegrini, Treasurer & Senior Vce President	4,666		*

Orlando Berges-González, Executive Vice President & Chief Financial Officer	666		*

Calixto García-Vélez, Executive Vice President	—		—

Lawrence Odell, Executive Vice President, General Counsel & Secretary	14,999		*

All current directors, Executive Officers and the Chief Accounting Officer as a group (19 persons as a group)	51,389,985		25.15%

*	Less than 1% of our outstanding Common Stock.

(a)	For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of a security if that person has the right to acquire beneficial ownership of such security within 60 days. Therefore, it includes the number of shares of Common Stock that could be purchased by exercising stock options that were exercisable on November 7, 2011 or within 60 days after that date, as follows: Mr. Alemán-Bermúdez, 39,600; Mr. Odell, 11,666; and Mr. Barreras-Pellegrini, 4,666; and all current directors and executive officers as a group, 81,860. Also, it includes shares granted under the First BanCorp 2008 Omnibus Incentive Plan, subject to transferability restrictions and/or forfeiture upon failure to meet vesting conditions, as follows: Mr. Menéndez-Cortada, 268; Dr. Umpierre-Catinchi, 268; Mr. Rodríguez-Amaro, 268; Mr. Nevares-LaCosta, 268; and Mr. Rodríguez-Perelló, 268. These amounts do not include shares of Common Stock represented by units in a unitized stock fund under our Defined Contribution Plan.

(b)	Mr. Harmon is the Board representative for Oaktree, which currently owns 24.82% of our Common Stock. See — Beneficial Owners of More Than 5% of our Common Stock for information concerning Oaktree’s ownership.

(c)	This amount includes 283,272 shares owned by Mr. Nevares-LaCosta’s father over which Mr. Nevares-LaCosta has voting and investment power as attorney-in-fact.

(d)	This amount includes 600 shares owned jointly with her spouse.

(e)	Mr. Hagerty will be, subject to regulatory approval, the Board representative for Thomas H. Lee Partners, L.P. and its affiliates (“THL”), which currently own 24.82% of our Common Stock. See — Beneficial Owners of More Than 5% of our Common Stock for information concerning THL’s ownership.

INFORMATION WITH RESPECT TO NOMINEES STANDING FOR ELECTION AS DIRECTORS AND WITH RESPECT TO EXECUTIVE OFFICERS OF THE CORPORATION

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The composition of our Board changed in the following respects during 2011:

•	effective September 30, 2011, Jorge Díaz-Irizarry resigned from the Board;

•	effective October 7, 2011, José Ferrer-Canals and Frank Kolodziej-Castro also resigned from the Board;

•

effective October 24, 2011, Roberto R. Herencia became non-executive Chairman of the Board pursuant to a requirement in the investment agreements entered into with THL and Oaktree. Our Chief Executive Officer recommended Mr. Herencia for consideration as the new non-executive chairman of the Board;

•	Oaktree designated Michael P. Harmon to be a director on our Board pursuant to its investment agreement, and the Board appointed him as a director on October 27, 2011; and

•	THL designated Thomas M. Hagerty to be a director on our Board pursuant to its investment agreement, and the Board appointed him as a director on October 27, 2011, subject to regulatory approval.

The rights of each of THL and Oaktree to designate a person to serve on the Board will remain in effect as long as it owns at least 25% or more of the shares of Common Stock it currently owns. Although Mr. Hagerty has not yet received regulatory approval to be a director on our Board, stockholders are being asked to vote on his election to the Board, subject to such approval.

Our By-laws provide that the Board will consist of a number of members fixed from time to time by resolution of a majority of the Board, provided that the number of directors is always an odd number and not less than five nor more than fifteen. Effective October 27, 2011, the Board fixed the size of the Board at nine members. In accordance with our Restated Articles of Incorporation and By-laws, director nominees stand for election annually. A director is elected by the stockholders for a one-year term and serves until his or her successor is elected and qualified. If stockholders do not elect a nominee who is serving as a director, Puerto Rico corporation law provides that the director would continue to serve on the Board as a “holdover director.” Under our By-laws, an incumbent director who is not elected by a majority of the votes present in person or by proxy must tender his or her resignation to the Board promptly following certification of the stockholder vote. The Board must act on the tendered resignation within 90 days following certification of the stockholder vote and must elect a new director by an affirmative vote of the majority of the Board to fill the vacancy until the next election of directors by stockholders.

Our retirement policy for the Board states that directors who reach the age of 70 may continue to serve until the end of the term to which they were elected, but will not be eligible to stand for re-election.

Unless otherwise directed, each proxy executed and returned by a stockholder will be voted FOR the election of the nominees listed below. If any nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for the replacement nominee or nominees as the Board may propose. At this time, the Board knows of no reason why any of the persons listed below may not be able to serve as a director if elected. On October 27, 2011, the Board nominated current Directors Roberto R. Herencia, Aurelio Alemán, Michael P. Harmon, José Menéndez-Cortada, Hector Nevares-LaCosta, Fernando Rodríguez-Amaro, José Rodríguez-Perelló and Sharee Ann Umpierre-Catinchi to serve terms ending at the 2012 annual meeting of stockholders, and when their respective successors have been duly elected and qualified. In addition, the Board nominated, subject to regulatory approval, Thomas M. Hagerty to serve a term ending at the 2012 annual meeting or until his successor has been duly elected and qualified.

The members of the Board are also the members of the Board of Directors of FirstBank Puerto Rico (“FirstBank” or the “Bank”). The information presented below regarding the time of service on the Board includes terms concurrently served on the Board of Directors of the Bank.

Director Qualifications

Each director nominee has the qualifications and experience to focus on the complex issues confronting us and the financial industry. The nominees are leaders in business, finance, accounting and academia because of their intellectual acumen and analytic skills, strategic vision, ability to lead and inspire others to work with them, and records of outstanding accomplishments. Each has been chosen to stand for election in part because of his or her ability and willingness to ask difficult questions, understand our unique challenges and evaluate the strategies proposed by management and, when applicable, oversee their implementation.

Each of the nominees has a long record of professional integrity, dedication to his or her profession and community, a strong work ethic that includes coming fully prepared to meetings and fulfilling professional obligations, the ability to maintain a collegial environment, and the experience of having served as a director of the Corporation or other companies.

In evaluating the composition of the Board, the Corporate Governance and Nominating Committee seeks to find and retain individuals who, in addition to having the qualifications set forth in our Corporate Governance Guidelines and Principles, have the skills, experience and abilities necessary to oversee our operations in the corporate and consumer businesses within Puerto Rico, the United States and the United States and British Virgin Islands. This Committee has determined that it is critically important to our proper operation and success that our Board has expertise and experience in the following areas:

•

Leadership:    Experience in significant leadership positions over an extended period, especially CEO positions. Directors with that experience generally provide the Corporation with special insights and possess extraordinary leadership qualities and the ability to identify and develop those qualities in others. They demonstrate a practical understanding of organizations, processes, strategy, risk management and the methods to drive change and growth. Through their service as top leaders at other organizations, they also have access to important sources of market intelligence, analysis and relationships that benefit the Corporation.

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Financial Services Industry:    Financial services backgrounds in light of the fact that the Corporation is a diversified banking company whose businesses provide a broad range of financial services to consumer and corporate customers.

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Risk Management:    Risk expertise to assist the Corporation in ensuring that it is properly identifying, measuring, monitoring, reporting, analyzing and controlling or mitigating risk. Risk management is a critical function of a financial services company and its proper supervision requires directors with sophisticated risk management skills and experience. Directors provide oversight of the company’s risk management framework, including the significant policies, procedures and practices used in managing credit, market and certain other risks, and review recommendations by management regarding risk mitigation.

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Regulatory Compliance:    Experience serving at, or interacting with, regulators, or operating businesses subject to extensive regulation, in order to ensure our continued compliance with the many applicable regulatory requirements and ensure ongoing effective relationships with our regulators. The Corporation and its subsidiaries are regulated and supervised by numerous regulatory agencies, both domestically and federally, including the Federal Reserve Board, the Federal Deposit Insurance Corporation, and the Office of the Commissioner of Financial Institutions of the Commonwealth of Puerto Rico and other local banking and insurance authorities.

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Consumer Business:    Extensive consumer experience to assist the Corporation in evaluating its business model and strategies for reaching and servicing its retail customers. The Corporation provides services to retail customers in connection with its retail banking, consumer finance, real estate lending, personal loans, auto loans, small and middle market commercial banking and other financial services businesses.

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Corporate Business:    A depth of understanding of and experience with complex business structures and transactions so as to enhance the Corporation’s provision of a variety of services to its corporate clients including, financial restructurings, loans and cash management.

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Financial Reporting:    Direct or supervisory experience in the preparation of financial statements, as well as finance and accounting expertise. While the Board and its committees are not responsible for preparing our financial statements, they have oversight responsibility, including the selection of outside independent auditors.

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Legal Matters:    Experience with complying with regulatory requirements as well as understanding complex litigation and litigation strategies. Our Board has an important oversight function with respect to compliance with applicable requirements, monitors legal proceedings and evaluates major settlements.

Nominees Standing for Election as Directors for Terms Expiring at the 2012 Annual Meeting

Aurelio Alemán-Bermúdez, 52

President and Chief Executive Officer

President and Chief Executive Officer since September 2009. Director of First BanCorp and FirstBank Puerto Rico since September 2005. Chairman of the Board of Directors and CEO of First Federal Finance Corporation d/b/a Money Express, FirstMortgage, Inc., FirstExpress, Inc., FirstBank Puerto Rico Securities Corp., and First Management of Puerto Rico, and CEO of FirstBank Insurance Agency, Inc. and First Resolution Company. Senior Executive Vice President and Chief Operating Officer of First BanCorp from October 2005 to September 2009. Executive Vice President responsible for consumer banking and auto financing of FirstBank between 1998 and 2009. From April 2005 to September 2009, also responsible for the retail banking distribution network, First Mortgage and FistBank Virgin Islands operations. President of First Federal Finance Corporation d/b/a Money Express from 2000 to 2005. President of FirstBank Insurance Agency, Inc. from 2001 to 2005. President of First Leasing & Rental Corp. from 1999 to June 2007. From 1996 to 1998, Vice President of CitiBank, N.A., responsible for wholesale and retail automobile financing and retail mortgage business. Vice President of Chase Manhattan Bank, N.A., responsible for banking operations and technology for Puerto Rico and the Eastern Caribbean region from 1990 to 1996.

Director Qualifications:

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Role as President of many of the Corporation’s subsidiaries, including First Federal Finance Corporation d/b/a Money Express, FirstBank Insurance Agency, Inc. and First Leasing & Rental Corp. and Chief Operating Officer of First BanCorp has provided him extensive experience in the financial industry.

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Roles as Chairman of the Board of Directors and CEO of First Leasing and Rental Corporation, First Federal Finance Corporation d/b/a Money Express, FirstMortgage, Inc., FirstBank Overseas Corp., First Insurance Agency, Inc., FirstExpress, Inc., FirstBank Puerto Rico Securities Corp., and First Management of Puerto Rico, and CEO of FirstBank Insurance Agency, Inc., Grupo Empresas Servicios Financieros, First Trade, Inc. and First Resolution Company and member of the Board of Directors of First BanCorp provide him leadership experience.

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Over 31 years of experience in the financial services industry has given him a comprehensive understanding of the industry. In his role as Chief Operating Officer of First BanCorp, and his prior experience as Vice President of CitiBank, N.A. and Chase Manhattan Bank, N.A., Mr. Alemán has gained extensive experience with financial services, consumer business, corporate business issues, risk management, operations and technology.

Thomas M. Hagerty, 48

A managing director with Thomas H. Lee Partners, L.P. and its predecessor Thomas H. Lee Company, a private investment firm, since 1992 and with the firm since 1988. Previously in the Mergers and Acquisitions Department of Morgan Stanley & Co. Incorporated. Director also of Ceridian Corporation, Fidelity National Financial, Inc., Fidelity National Information Services, Inc. and MoneyGram International, Inc. In an attempt to preserve the value of an investment in Conseco, Inc. by an affiliate of THL, Mr. Hagerty served as the interim chief financial officer of Conseco from July 2000 until April 2001. In December 2002, Conseco filed a petition under the federal bankruptcy code.

Director Qualifications:

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More than 20 years of finance, banking and managerial experience and expertise in evaluating companies’ strategies, operations and risks gained through his work in investment banking will enable him to provide the Board with valuable insights.

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His service as a director at several public companies throughout the years has provided him with leadership experience and valuable insights and perspectives on the challenges facing public companies and particularly financial institutions.

•	Risk management expertise obtained as a managing director at THL provides him valuable insights regarding the investment industry.

Michael P. Harmon, 42

A managing director with the Principal Group of Oaktree Capital Management L.P., a registered investment advisor and affiliate of Oaktree Group, where he has been responsible for sourcing, evaluating and managing private equity investments since 1997. Prior to this, positions in the Corporate Recovery Consulting group of Price Waterhouse and the Distressed Credits group at Society Corporation. Director of SKBHC Holdings, LLC, American West Bank, Starbuck Bancorp, AloStar Bancorp, Alliance Healthcare Services, Novis Pharmaceuticals, LLC and Senior Home Care.

Director Qualifications:

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Experience with financial services companies and risk management expertise obtained as a managing director at Oaktree analyzing and monitoring substantial investment positions gained through his work in private equity will enable him to provide the Board with valuable insights.

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Service as a director at several public companies throughout the years has provided him with leadership experience and valuable insights and perspectives on the challenges facing public companies and particularly financial institutions that will be of benefit to the Board.

Roberto R. Herencia, 51

President and CEO of BXM Holdings, a fund specializing in community bank investments. Independent director of SKBHC Holdings, a bank holding company, and its subsidiary banks AmericanWest Bank and First National Bank of Starbuck. Between 2009 and 2010, President and CEO of Midwest Banc Holdings Inc. and Midwest Bank and Trust. Previously, spent 17 years with Popular Inc. as its Executive Vice President and as President of Banco Popular North America.

Director Qualifications:

•	Experience with financial services companies will provide the Board with valuable insights.

•

Corporate business knowledge, leadership abilities and risk management capabilities obtained from experience as President and CEO enhances the Board’s understanding of the responsibilities and challenges of public companies.

José Menéndez-Cortada, 64

Director and Vice President at Martínez-Alvarez, Menéndez-Cortada & Lefranc-Romero, PSC, (a full service firm specializing in Commercial, Real Estate and Construction Law) in charge of the corporate and tax divisions until 2009; joined the firm in 1977. Tax Manager at PriceWaterhouse Coopers, LLP until 1976. Counsel to the Board of Bermudez & Longo, S.E. since 1985, director of Tasis Dorado School since 2002, director of the Homebuilders Association of Puerto Rico since 2002, trustee of the Luis A. Ferré Foundation, Inc. (Ponce Art Museum) since 2002 and co-chairman of the audit committee of that foundation since 2009. Director of the Corporation since April 2004. Served as Chairman of the Board from September 2009 to October 2011. Served as Lead Independent Director from February 2006 to September 2009.

Director Qualifications:

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Leadership and director experience attained from having held multiple positions, including Director of the Homebuilders Association of Puerto Rico, trustee of the Luis A. Ferre Foundation, Inc., Chairman of the USO for the Caribbean and Lead Independent Director of First BanCorp, assists the Board with its oversight responsibilities.

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Extensive legal, taxation, accounting and business acumen obtained from positions held at Martínez-Alvarez, Menéndez-Cortada & Lefranc-Romero, PSC, Price Waterhouse LLP and Bermudez & Longo, S.E. enhances the Board’s understanding of complex legal, tax, accounting and business issues.

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Knowledge of the construction and development industry obtained as Director of the Homebuilder’s Association and Bermudez & Longo, S.E and as partner at Martínez-Alvarez, Menéndez-Cortada & Lefranc-Romero, PSC provides valuable insight regarding the construction industry.

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Audit committee experience acquired from serving as trustee and co-chairman of the Audit Committee of the Luis A. Ferré Foundation, Inc. (Ponce Museum) enhances the oversight role played by the Corporation’s audit committee.

Héctor M. Nevares-La Costa, 61

President and CEO of Suiza Dairy from 1982 to 1998. Served in additional executive capacities since 1973. Member of the Board of Directors of Dean Foods Co. since 1995, where he also serves on the Audit Committee. Board member of V. Suarez & Co., a local food distributor, and Suiza Realty SE, a local housing developer. Served on the boards of The Government Development Bank for Puerto Rico (1989-1993) and Indulac (1982-2002). In the non-profit sector, he is a Board member of Caribbean Preparatory School and Corporación para el Desarrollo de la Península de Cantera. Served on the Board of Directors of FirstBank from 1993 to 2002 and has been a Director of the Corporation since July 2007.

Director Qualifications:

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Experience on boards and audit committees including serving on the boards of the Government Development Bank for Puerto Rico, V. Suarez & Co., and Suiza Realty SE, Indulac and publicly-held Dean Foods, provides valuable insights on corporate governance, including audit committee responsibilities.

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Corporate business knowledge, leadership abilities and risk management capabilities obtained from experience as President and CEO of Suiza Dairy enhances the Board’s understanding of the responsibilities and challenges of public companies.

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Insight into the financial and housing development industries and challenges facing other businesses obtained from positions held at Government Development Bank for Puerto Rico, V. Suarez & Co., Suiza Realty SE, Indulac and Dean Foods enhances the Board’s understanding of the business environment.

Fernando Rodríguez-Amaro, 63

Managing Partner and Partner in the Audit and Accounting Division of RSM ROC & Company since 1980, and prior thereto, Audit Manager with Arthur Andersen & Co. from June 1971 to October 1980. Worked with clients in the banking, insurance, manufacturing, construction, government, advertising, radio broadcasting and services industries. Certified Public Accountant, Certified Fraud Examiner and Certified Valuation Analyst, and certified in Financial Forensics. Member of the Board of Trustees of Sacred Heart University of Puerto Rico since August 2003, serving as member of the Executive Committee and Chairman of the Audit Committee since 2004. Member of the Board of Trustees of Colegio Puertorriqueño de Niñas since 1996, and also as a member of the Board of Directors from 1998 to 2004 and, since late 2008. Director of the Corporation since November 2005.

Director Qualifications:

•	Extensive background in accounting, audit, fraud examination and financial forensics obtained over 38 years provides the Board with a comprehensive understanding of financial matters.

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Extensive experience in financial reporting, regulatory compliance and risk management gained as the managing partner and partner in charge of the audit and accounting division of RSM ROC & Company and audit manager with Arthur Andersen & Co. enhances the Board’s understanding of accounting, financial reporting and risk management.

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Knowledge of multiple industries, including banking, insurance, manufacturing, construction, government, advertising, radio broadcasting and services industries, obtained from clients served at Arthur Andersen and RSM ROC & Company assists the Board in understanding business challenges.

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Leadership experience obtained from director positions held in not-for-profits including the Sacred Heart University of Puerto Rico, Colegio Puertorriqueño de Niñas and Proyecto de Niños de Nueva Esperanza assists the Board with its oversight functions.

José F. Rodríguez-Perelló, 62

President of L&R Investments, Inc., a privately owned local investment company, from May 2005 to present. Vice-Chairman and member of the Board of Directors of the Government Development Bank for Puerto Rico from March 2005 to December 2006. Member of the Board of Directors of “Fundación Chana & Samuel Levis” from 1998 to 2007. Partner, Executive Vice-president and member of the Board of Directors of Ledesma & Rodríguez Insurance Group, Inc. from 1990 to 2005. President of Prudential Bache PR, Inc., a wholly-owned subsidiary of Prudential Bache Group, from 1980 to 1990. Director of the Corporation since July 2007.

Director Qualifications:

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Extensive background in the financial industry, having held key posts at the Government Development Bank for Puerto Rico and Prudential Bache, PR, Inc. enhances the Board’s analysis of the challenges facing the financial industry.

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Leadership experience attained over 30 years as President of Prudential Bache PR, Inc., partner at Ledesma & Rodríguez Insurance Group, Inc. and Vice-Chairman of the Government Development Bank for Puerto Rico assists the Board with its oversight functions.

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Outside board experience for approximately 20 years, serving on the boards of Ledesma & Rodríguez Insurance Group, Inc. and the Government Development Bank for Puerto Rico, provides the Board valuable perspectives on corporate governance matters.

Sharee Ann Umpierre-Catinchi, 52

Doctor of Medicine. Associate Professor at the University of Puerto Rico’s Department of Obstetrics and Gynecology since 1993. Director of the Division of Gynecologic Oncology of the University of Puerto Rico’s School of Medicine since 1993. Board Certified by the National Board of Medical Examiners, American Board of Obstetrics and Gynecology and the American Board of Obstetrics and Gynecology, Division of Gynecologic Oncology. Director of the Corporation since 2003.

Director Qualifications:

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Leadership experience obtained from position as Director of the Division of Gynecologic Oncology of the University of Puerto Rico’s School of Medicine and Director at First BanCorp assists the Board with its oversight responsibilities.

•	Academic acumen acquired as Associate Professor at the University of Puerto Rico’s Department of Obstetrics and Gynecology enhances the Board’s analytical role.

•	Experience in the financial industry as Director of First BanCorp for eight years assists the Board in understanding and addressing the challenges facing the Corporation.

Required Vote

To be elected, each director must receive the affirmative vote of a majority of the votes of the stockholders represented in person or by proxy at the meeting and entitled to vote on the election of directors.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH DIRECTOR NOMINEE.

Information About Executive Officers Who Are Not Directors

The executive officers of the Corporation and FirstBank who are not directors are listed below. The Corporation’s By-laws provide that each officer shall be elected annually at the first meeting of the Board of Directors after the annual meeting of stockholders and that each officer shall hold office until his or her successor has been duly elected and qualified or until his or her death, resignation or removal from office.

Orlando Berges-González, 53

Executive Vice President and Chief Financial Officer

Executive Vice President and Chief Financial Officer of the Corporation since August 1, 2009. Over 30 years of experience in the financial, administration, public accounting and business sectors. Mr. Berges-González served as Executive Vice President of Administration of Banco Popular de Puerto Rico from May 2004 until May 2009, responsible for supervising the finance, operations, real estate, and administration functions in both the Puerto Rico and U.S. markets. Executive Vice President and Chief Financial, Operations and Administration Officer of Banco Popular North America from January 1998 to September 2001, and as Regional Manager of a branch network of Banco Popular de Puerto Rico from October 2001 to April 2004. Mr. Berges-González is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and of the Puerto Rico Society of Certified Public Accountants. Director of First Leasing and Rental Corporation, First Federal Finance Corporation d/b/a Money Express, FirstMortgage, FirstBank Overseas Corp., First Insurance Agency, Inc., First Express, Inc., FirstBank Puerto Rico Securities Corp., First Management of Puerto Rico, and FirstBank Insurance Agency, Inc., Grupo Empresas Servicios Financieros, and First Resolution Company.

Calixto García-Vélez, 42

Executive Vice President, Florida Region Executive

Executive Vice President and FirstBank Florida Regional Executive since March 2009. Before that, President and CEO of Doral Bank, EVP and President of the Consumer Banking Division of Doral Financial Corp in Puerto Rico and a member of Doral Bank’s Board of Directors from September 2006 to November 2008. President of West Division of Citibank, N.A., responsible for the Bank’s businesses in California and Nevada from 2005 to August 2006. From 2003 to 2006, Business Manager for Citibank’s South Division where he was responsible for Florida, Texas, Washington, D.C., Virginia, Maryland and Puerto Rico. President of Citibank, Florida and board member of Citibank F.S.B. and Citibank West, F.S.B. from 1999 to 2003.

Ginoris Lopez-Lay, 43

Executive Vice President and Retail and Business Banking Executive

Executive Vice President of Retail and Business Banking since March 2010, responsible for the retail banking services as well as commercial services for the business banking segment. Joined First BanCorp in 2006 as Senior Vice President, leading the Retail Financial Services Division and establishing the Strategic Planning Department. Senior Vice President and Manager of the Strategic Planning and Marketing Division of Banco Popular Puerto Rico from 1996 to 2005. Other positions at Banco Popular, after joining in 1989, included Vice

President of Strategic Planning and Financial Analyst of the Finance and Strategic Planning Group. Member of the Board of Directors (since 2001) and Vice Chairman (since 2005) of the Center for the New Economy, and advisor to the Board of Trustees of the Sacred Heart University from 2003 to 2004.

Emilio Martinó-Valdés, 61

Executive Vice President and Chief Lending Officer

Executive Vice President and Chief Lending Officer of FirstBank since October 2005. Senior Vice President and Credit Risk Manager of FirstBank from June 2002 to October 2005. Staff Credit Executive for FirstBank’s Corporate and Commercial Banking business components since November 2004. First Senior Vice President of Banco Santander Puerto Rico; Director for Credit Administration, Workout and Loan Review, from 1997 to 2002. Senior Vice President for Risk Area in charge of Workout, Credit Administration, and Portfolio Assessment for Banco Santander Puerto Rico from 1996 to 1997. Deputy Country Senior Credit Officer for Chase Manhattan Bank Puerto Rico from 1986 to 1991. Director of First Mortgage, Inc. since October 2009.

Lawrence Odell, 63

Executive Vice President, General Counsel and Secretary

Executive Vice President, General Counsel and Secretary since February 2006. Senior Partner at Martínez Odell & Calabria since 1979. Over 30 years of experience in specialized legal issues related to banking, corporate finance and international corporate transactions. Served as Secretary of the Board of Pepsi-Cola Puerto Rico, Inc. from 1992 to 1997. Served as Secretary to the Board of Directors of BAESA, S.A. from 1992 to 1997. Director of FirstBank Puerto Rico Securities Corp. and First Management of Puerto Rico since March 2009.

Cassan Pancham, 50

Executive Vice President and Eastern Caribbean Region Executive

Executive Vice President of FirstBank since October 2005. First Senior Vice President, Eastern Caribbean Region of FirstBank from October 2002 until October 2005. Director and President of FirstExpress, Inc., and First Insurance Agency, Inc since 2005. Director of FirstMortgage since February 2010. Held the following positions at JP Morgan Chase Bank Eastern Caribbean Region Banking Group: Vice President and General Manager from December 1999 to October 2002; Vice President, Business, Professional and Consumer Executive from July 1998 to December 1999; Deputy General Manager from March 1999 to December 1999; and Vice President, Consumer Executive, from December 1997 to 1998. Member of the Governing Board of Directors of the Virgin Islands Port Authority since June 2007 and Chairman from January 2008 through January 2011. Director of FirstMortgage, Inc., First Insurange Agency, Inc., First Express, Inc., FirstBank Insurance Agency, Inc. and FirstBank Puerto Rico Securities Corp.

Dacio A. Pasarell-Colón, 63

Executive Vice President and Banking Operations Executive

Executive Vice President and Banking Operations Executive since September 2002. Over 27 years of experience at Citibank N.A. in Puerto Rico, which included the following positions: Vice President, Retail Bank Manager, from 2000 to 2002; Vice President and Chief Financial Officer from 1998 to 2000; Vice President, Head of Operations in 1998; Vice President Mortgage and Automobile Financing; Product Manager, Latin America from 1996 to 1998; Vice President, Mortgage and Automobile Financing Product Manager for Puerto Rico from 1986 to 1996. President of Citiseguros PR, Inc. from 1998 to 2001. Chairman of Ponce General Corporation and Director of FirstBank Florida from April 2005 until July 2009.

Nayda Rivera-Batista, 38

Executive Vice President, Chief Risk Officer and Assistant Secretary of the Board of Directors

Executive Vice President since January 2008. Senior Vice President and Chief Risk Officer since April 2006. Senior Vice President and General Auditor from July 2002 to April 2006. She is a Certified Public Accountant, Certified Internal Auditor and Certified in Financial Forensics. More than 15 years of combined work experience in public company, auditing, accounting, financial reporting, internal controls, corporate governance, risk management and regulatory compliance. Served as a member of the Board of Trustees of the Bayamón Central University from January 2005 to January 2006. Director of FirstMortgage, FirstBank Overseas Corp., and FirstBank Puerto Rico Securities Corp since October 2009.

Certain Other Officers

Víctor M. Barreras-Pellegrini, 43

Senior Vice President and Treasurer

Senior Vice President and Treasurer since July 2006. Previously held various positions with Banco Popular de Puerto Rico from January 1992 to June 2006, including Fixed-Income Portfolio Manager in the Popular Asset Management division from 1998 to 2006 and Investment Officer in the Treasury division from 1995 to 1998. Director of FirstBank Overseas Corp. and First Mortgage since August 2006. Has 18 years of experience in banking and investments and holds the Chartered Financial Analyst designation. He is also member and Treasurer of the Board of Directors of Make-A-Wish Foundation — P.R. Chapter.

Pedro Romero-Marrero, 38

Senior Vice President and Chief Accounting Officer

Senior Vice President and Chief Accounting Officer since August 2006. Senior Vice President and Comptroller from May 2005 to August 2006. Vice President and Assistant Comptroller from December 2002 to May 2005. He is a Certified Public Accountant with a Master of Science in Accountancy and has technical expertise in management reporting, financial analysis, corporate tax, internal controls and compliance with US GAAP, SEC rules and Sarbanes Oxley. Has more than twelve years of experience in accounting including big four public accounting firm, banking and financial services.

CORPORATE GOVERNANCE AND RELATED MATTERS

General

The following discussion summarizes various corporate governance matters including director independence, board and committee structure, function and composition, and governance charters, policies and procedures. Our Corporate Governance Guidelines and Principles; the charters of the Audit Committee, the Compensation and Benefits Committee, the Corporate Governance and Nominating Committee, the Credit Committee, the Asset/Liability Committee, the Compliance Committee and the Strategic Planning Committee; the Corporation’s Code of Ethical Conduct, the Corporation’s Code of Ethics for CEO and Senior Financial Officers; and the Independence Principles for Directors are available through our web site at www.firstbankpr.com, under “Investor Relations — Corporate Governance.” Our stockholders may obtain printed copies of these documents by writing to Lawrence Odell, Secretary of the Board of Directors, at First BanCorp, 1519 Ponce de León Avenue, Santurce, Puerto Rico 00908.

Code of Ethics

In October 2008, we adopted a new Code of Ethics for CEO and Senior Financial Officers (the “Code”). The Code applies to each officer of the Corporation or its affiliates having any or all of the following responsibilities and/or authority, regardless of formal title: the president, the chief executive officer, the chief financial officer, the chief accounting officer, the controller, the treasurer, the tax manager, the general counsel, the general auditor, any assistant general counsel responsible for finance matters, any assistant controller and any regional or business unit financial officer. The Code states the principles to which senior financial officers must adhere in order to act in a manner consistent with the highest moral and ethical standards. The Code imposes a duty to avoid conflicts of interest and to comply with the laws and regulations that apply to the Corporation and its subsidiaries, among other matters. Only the Board, or a duly authorized committee of the Board, may grant waivers from compliance with this Code. Any waiver of any part of the Code will be promptly disclosed to stockholders on our website at www.firstbankpr.com. Neither the Board nor Audit Committee, the duly authorized committee of the Board, received any requests for waivers under the Code in 2010 or through November 11, 2011.

We also adopted a Code of Ethical Conduct that is applicable to all employees and Directors of the Corporation and all of its subsidiaries, which is designed to maintain a high ethical culture in the Corporation. The Code of Ethical Conduct addresses, among other matters, conflicts of interest, operational norms and confidentiality of our and our customers’ information.

Independence of the Board of Directors and Director Nominees

The Board annually evaluates the independence of its members based on the criteria for determining independence identified by the NYSE, the SEC and our Independence Principles for Directors. Our Corporate Governance Guidelines and Principles requires that a majority of the Board be composed of directors who meet the requirements for independence established in our Independence Principles for Directors, which incorporates the independence requirements established by the NYSE and the SEC. The Board has concluded that the Corporation has a majority of independent directors. The Board has determined that Messrs. Thomas M. Hagerty, Michael P. Harmon, Roberto R. Herencia, Fernando Rodríguez-Amaro, José Menéndez-Cortada, Héctor M. Nevares-La Costa, and José Rodríguez-Perelló and Dr. Sharee Ann Umpierre-Catinchi are independent under the Independence Principles for Directors, taking into account the matters discussed under “Certain Transactions and Related Person Transactions.” Mr. Aurelio Alemán-Bermúdez, President and Chief Executive Officer, is not considered to be independent as he is a management Board member. During 2010, non-management directors separately met two (2) times with José Menéndez-Cortada, then Chairman of the Board, leading the meetings.

Board Leadership Structure

We currently have an independent chairman separate from the chief executive officer. The Board believes it is important to maintain flexibility in its board leadership structure and has had in place different leadership structures over the past few years, depending on our needs at the time. Nevertheless, the Board firmly supports having an independent director in a board leadership position at all times. Accordingly, our Board adopted corporate policies that provide that, if we do not have an independent chairman, the Board must elect a lead independent director, having similar duties to an independent chairman, including leading the executive sessions of the non-management directors at Board meetings. At this time, our chairman provides independent leadership of the Board. Having an independent chairman or lead director enables non-management directors to raise issues and concerns for Board consideration without immediately involving management. The independent chairman or lead director also serves as a liaison between the Board and senior management. Our Board has determined that the current structure, an independent chair separate from the chief executive officer, is the most appropriate structure at this time.

Board’s Role in Risk Oversight

The Board oversees our enterprise risk management framework through the Audit Committee, the Credit Committee, the Asset/Liability Committee, the Strategic Planning Committee and the Compensation and Benefits Committee. Each one of the Board designated committees has a distinct charter and role within the governance and risk management hierarchy of the Corporation. The charters, which are posted on our website, define the roles and responsibilities of the committee’s members, including the responsibility for risk oversight, and specify relationships among the committees, the Board and management.

The Audit Committee oversees risk management processes mainly related to compliance, operations, our internal audit function, and our external financial reporting and internal control over financial reporting. The Credit Committee oversees our policies and procedures related to the Bank’s lending function. The Asset/Liability Committee oversees our asset and liability management policies and procedures relating to (i) funds management, (ii) investment management, (iii) liquidity, (iv) interest rate risk management, (v) capital adequacy, and (vi) the use of derivatives. The Strategic Planning Committee assists and advises management with respect to, and monitors and oversees on behalf of the Board, corporate development activities not in the ordinary course of our business and strategic alternatives under consideration from time to time by the Corporation, including, but not limited to, acquisitions, mergers, alliances, joint ventures, divestitures, capitalization of the Corporation and other similar corporate transactions. The Compensation and Benefits Committee reviews compensation programs to ensure that they do not, among other things, encourage unnecessary or excessive risk-taking.

In addition, the Board receives periodically from the chief risk officer a risk report with respect to our approach to management of major risks, including any appropriate risk mitigation efforts by management. Enterprise Risk Management, led by the chief risk officer, and managed through the Risk Management Council (the “Council”), is a corporation-wide function that is responsible for an integrated effort to identify, assess and manage risks that may affect our ability to execute our corporate strategy and fulfill our business objectives. The Council is appointed by our Chief Executive Officer to assist us in overseeing, and receiving information regarding, our policies, procedures and practices relating to the Corporation’s risks. As requested by the Board, the Council has a dotted reporting line to the Credit Committee, the Asset/Liability Committee and the Audit Committee to ensure that our risk management process as a whole is of the proper scope and functioning effectively. The Council’s primary general functions involve:

•	The appointment of owners of the Corporation’s significant risks;

•	The development of the risk management infrastructure needed to enable it to monitor risk policies and limits established by the Board;

•	The evaluation of the risk management process to identify any gap and the implementation of any necessary controls to close such gap;

•	The establishment of a process to enable the recognition, assessment, and management of risks that could affect the Corporation; and

•	Ensuring that the Board receives appropriate information about the Corporation’s risks.

The Board’s role is to oversee this effort, recognizing that management is responsible for executing our risk management policies. In performing this function, the Board receives periodic reports from the Board designated committees and different members of senior management.

Director Stock Ownership

The Board believes that appropriate stock ownership by directors further aligns their interests with those of our stockholders. Under our Director Stock Ownership Requirement Guidelines (the “Guidelines”), non-management directors are expected to hold an investment position in our Common Stock having a cost basis, except as described below, equivalent to at least $250,000. Upon meeting the ownership goal, that number of shares, considering stock split adjustments, becomes fixed and must be maintained until the end of the director’s service on the Board. Directors are required to achieve the ownership goal within three years after the director’s initial appointment to the Board. The Guidelines are administrated by the Corporate Governance and Nominating Committee of the Board. The Committee may recommend changes to the Guidelines to the Board, and the Board may at any time approve amendments or modifications to the Guidelines.

Communications with the Board

Stockholders or other interested parties who wish to communicate with the Board may do so by writing to the Chairman of the Board in care of the Office of the Corporate Secretary at the Corporation’s headquarters,

1519 Ponce de León Avenue, Santurce, Puerto Rico 00908 or by e-mail to directors@firstbankpr.com. Communications may also be made by contacting Lawrence Odell, Secretary of the Board, by e-mail at lawrence.odell@firstbankpr.com or by telephone at 787-729-8109. Communications related to accounting, internal accounting controls or auditing matters will be referred to the Chair of the Audit Committee. Depending upon the nature of other concerns, they may be referred to our Internal Audit Department, the Legal or Finance Department, or any other appropriate department. As they deem necessary or appropriate, the Chairman of the Board or the Chair of the Audit Committee may direct that certain concerns communicated to them be presented to the Audit Committee or the Board, or that such concerns receive special treatment, including through the retention of outside counsel or other outside advisors.

Board Meetings

The Board is responsible for directing and overseeing the business and affairs of the Corporation. The Board represents the Corporation’s stockholders and its primary purpose is to build long-term stockholder value. The Board meets on a regularly scheduled basis during the year to review significant developments affecting the Corporation and to act on matters that require Board approval. It also holds special meetings when an important matter requires Board action between regularly scheduled meetings. The Board met twenty-one (21) times during fiscal year 2010. Each of the current members of the Board who were on the Board during fiscal year 2010 participated in at least 75% of the Board meetings held during fiscal year 2010. While we have not adopted a formal policy with respect to directors’ attendance at annual meetings of stockholders, we encourage our directors to attend such meetings. All of the current members of the Board who were on the Board during fiscal year 2010 attended the 2010 annual meeting of stockholders.

Board Committees

The Board has six standing committees: the Audit Committee, the Compensation and Benefits Committee, the Corporate Governance and Nominating Committee, the Asset/Liability Committee, the Credit Committee and the Compliance Committee. In addition, from time to time and as it deems appropriate, the Board may also establish ad-hoc committees, which are created for a specific purpose to focus on examining a particular subject or matter. These ad-hoc committees have a deadline by which they must complete their work, or expire. The members of the committees are appointed and removed by the Board, which also appoints a chair for each committee. The functions of the standing committees, their current members and the number of meetings held during 2010 are set forth below. Each of the current members of the Board who were on the Board during fiscal year 2010 participated in at least 75% of the aggregate of the total number of meetings held by the committees of the Board on which he/she served during fiscal year 2010.

The following table sets forth the committees of the Board on which the current members of the Board serve:

Name of Director	Audit Committee(a)	Compensation & Benefits(b)	Corporate Governance & Nominating Committee(c)	Asset/Liability Committee	Credit Committee	Compliance Committee
Aurelio Alemán				*	*
Michael P. Harmon		*
Roberto R. Herencia		*	C
José Menéndez-Cortada	*		*	*	C	*
Héctor M. Nevares-La Costa	*	*		*	*
Fernando Rodríguez-Amaro	C					C
José F. Rodríguez-Perelló	*			C	*	*
Sharee Ann Umpierre-Catinchi		C	*

* = Member

C = Chair

(a)	José Menéndez-Cortada and José Rodríguez-Perelló were appointed to the Audit Committee on October 13, 2011.

(b)	Effective September 30, 2011 and October 7, 2011, Jorge Díaz-Irizarry and Frank Kolodziej, respectively, resigned as members of the Board and of its Compensation & Benefits Committee. Frank Kolodziej served on the committee from January 25, 2011 through his resignation. José L. Ferrer-Canals was also a member of the committee during 2010 through January 25, 2011.

(c)	Upon receipt of regulatory approval, Thomas M. Hagerty will serve on the Corporate Governance and Nominating Committee.

Audit Committee

The Audit Committee charter provides that this Committee is to be composed of at least three outside directors who meet the independence criteria established by the NYSE, the SEC and our Independence Principles for Directors.

As set forth in the Audit Committee charter, the Audit Committee represents and assists the Board in fulfilling its responsibility to oversee management regarding: (i) the conduct and integrity of our financial reporting to any governmental or regulatory body, stockholders, other users of our financial reports and the public; (ii) the performance of our internal audit function; (iii) our systems of internal control over financial reporting and disclosure controls and procedures; (iv) the qualifications, engagement, compensation, independence and performance of our independent auditors, their conduct of the annual audit of our financial statements, and their engagement to provide any other services; (v) our legal and regulatory compliance; (vi) the application of our related person transaction policy as established by the Board; (vii) the application of our codes of business conduct and ethics as established by management and the Board; and (viii) the preparation of the audit committee report required to be included in our annual proxy statement by the rules of the SEC.

Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The “audit committee financial expert” designated by the Board is Fernando Rodríguez-Amaro. The Audit Committee met a total of eighteen (18) times during 2010.

Audit Committee Report

In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2010 with management and PricewaterhouseCoopers LLP, the Corporation’s independent registered public accountants. The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and as adopted by the Public Company Accounting Oversight Board. Finally, the Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, has considered whether the provision of non-audit services by the independent registered public accounting firm to the Corporation is compatible with maintaining the auditors’ independence, and has discussed with the independent registered public accounting firm its independence from the Corporation and its management. These considerations and discussions, however, do not assure that the audit of the Corporation’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board, that the financial statements are presented in accordance with generally accepted accounting principles in the United States or that the Corporation’s independent registered public accounting firm is in fact “independent.”

The members of the Audit Committee are not engaged professionally in rendering auditing or accounting services on behalf of the Corporation nor are they employees of the Corporation. The Audit Committee relies, without independent verification, on the information provided and on the representations made by management that the Corporation’s internal control over financial reporting is effective, that the financial statements have been prepared with integrity and objectivity and that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Audit Committee also relies on the opinions of the independent auditors on the consolidated financial statements and the effectiveness of internal control over financial reporting.

Based on the Audit Committee’s consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm, and subject to the limitations on the role and responsibilities of the Audit Committee set forth in the Charter and those discussed above, the Committee recommended to the Board that the Corporation’s audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC.

This report is provided by the following independent directors who were on the Committee at the date of the recommendation:

Fernando Rodríguez-Amaro (Chairman)

Héctor M. Nevares-La Costa

Until his resignation from the Board effective October 7, 2011, José Ferrer-Canals served as a member of the Audit Committee.

Compensation and Benefits Committee

The Compensation and Benefits Committee charter provides that the Committee is to be composed of a minimum of three directors who meet the independence criteria established by the NYSE and our Independence Principles for Directors. In addition, the members of the Committee are independent as defined in Rule 16b-3 under the Exchange Act. The Committee is responsible for the oversight of our compensation policies and practices including the evaluation and recommendation to the Board of the salaries and incentive compensation programs of the executive officers and key employees of the Corporation. The responsibilities and duties of the Committee include the following:

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Review and approve the annual goals and objectives relevant to compensation of the chief executive officer and other executive officers, as well as the various elements of the compensation paid to the executive officers.

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Evaluate the performance of the chief executive officer and other executive officers in light of the agreed upon goals and objectives and recommend to the Board the appropriate compensation levels of the chief executive officer and other executive officers based on such evaluation.

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Establish and recommend to the Board for its approval the salaries, short-term incentive awards (including cash incentives) and long-term incentives awards (including equity-based incentives) of the chief executive officer, other executive officers and selected senior executive officers.

•	Evaluate and recommend to the Board for its approval severance arrangements and employment contracts for executive officers and selected senior executives.

•	Review and discuss with management our Compensation Discussion and Analysis for inclusion in our annual proxy statement.

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During the period of our participation in the U.S. Treasury Troubled Asset Relief Program Capital Purchase Program, take necessary actions to comply with any applicable laws, rules and regulations related to the Capital Purchase Program, including, without limitation, conducting a risk assessment of our compensation arrangements and including a certification of that assessment in the Compensation Discussion and Analysis in our annual proxy statement.

•	Periodically review the operation of the Corporation’s overall compensation program for key employees and evaluate its effectiveness in promoting stockholder value and corporate objectives.

The Committee has the sole authority to engage outside consultants to assist it in determining appropriate compensation levels for the chief executive officer, other executive officers, and selected senior executives and to set fees and retention arrangements for such consultants. The Committee has full access to any relevant records of the Corporation and may request any employee of the Corporation or other person to meet with the Committee or its consultants.

The Compensation and Benefits Committee met a total of two (2) times during fiscal year 2010.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee charter provides that the Committee is to be composed of a minimum of three directors who meet the independence criteria established by the NYSE, the SEC and our Independence Principles for Directors. The responsibilities and duties of the Committee include, among others, the following:

•	Annually review and make any appropriate recommendations to the Board for further developments and modifications to the corporate governance principles applicable to the Corporation.

•	Develop and recommend to the Board the criteria for Board membership.

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Identify, screen and review individuals qualified to serve as directors, consistent with qualifications or criteria approved by the Board (including evaluation of incumbent directors for potential re-nomination); and recommend to the Board candidates for: (i) nomination for election or re-election by the stockholders; and (ii) any Board vacancies that are to be filled by the Board.

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Review annually the relationships between directors, the Corporation and members of management and recommend to the Board whether each director qualifies as “independent” based on the criteria for determining independence identified by the NYSE, the SEC and our Independence Principles for Directors.

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As vacancies or new positions occur, recommend to the Board the appointment of members to the standing committees and the committee chairs and review annually the membership of the committees, taking account of both the desirability of periodic rotation of committee members and the benefits of continuity and experience in committee service.

•	Recommend to the Board on an annual basis, or as vacancies occur, one member of the Board to serve as Chairman (who also may be the Chief Executive Officer).

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Evaluate and advise the Board whether the service by a director on the board of another company or a not-for-profit organization might impede the director’s ability to fulfill his or her responsibilities to the Corporation.

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Retain and terminate in its sole discretion outside consultants or search firms to advise the Committee regarding the identification and review of board candidates, including sole authority to approve such consultant’s or search firm’s fees, and other retention terms.

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Review annually our Insider Trading Policy to ensure continued compliance with applicable legal standards and corporate best practices. In connection with its annual review of the Insider Trading Policy, the Committee also reviews the list of executive officers subject to Section 16 of the Exchange Act, and the list of affiliates subject to the trading windows contained in the Policy.

•	Develop, with the assistance of management, programs for director orientation and continuing director education.

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Direct and oversee our executive succession plan, including succession planning for all executive officer positions and interim succession for the chief executive officer in the event of an unexpected occurrence.

•	Provide oversight of our policies and practices with respect to corporate social responsibility, including environmentally sustainable solutions.

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Consistent with the foregoing, take such actions as it deems necessary to encourage continuous improvement of, and foster adherence to, our corporate governance policies, procedures and practices at all levels and perform other corporate governance oversight functions as requested by the Board.

The Corporate Governance and Nominating Committee met a total of three (3) times during fiscal year 2010.

Identifying and Evaluating Nominees for Directors

The Board of Directors, acting through the Corporate Governance and Nominating Committee, is responsible for assembling for stockholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a board. The Nominating Committee regularly reviews the composition of the Board in light of the Corporation’s changing requirements, its assessment of the Board’s performance, and the input of stockholders and other key constituencies. The Corporate Governance and Nominating Committee looks for certain characteristics common to all Board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service. In addition, the Corporate Governance and Nominating Committee seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills reflecting the broad set of challenges that the Board confronts. These individual qualities can include matters like experience in our industry, technical experience, leadership experience, and relevant geographical experience. In fulfilling these responsibilities regarding Board membership, the Board adopted the Policy Regarding Selection of Directors, which sets forth the Corporate Governance and Nominating Committee’s responsibility with respect to the identification and recommendation to the Board of qualified candidates for Board membership, which is to be based primarily on the following criteria:

•	Judgment, character, integrity, expertise, skills and knowledge useful to the oversight of our business;

•	Diversity of viewpoints, backgrounds, experiences and other demographics;

•	Business or other relevant experience; and

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The extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other Board members will yield a Board that is effective, collegial and responsive to the needs of the Corporation.

The Corporate Governance and Nominating Committee does not have a specific diversity policy with respect to the director nomination process. Rather, the Committee considers diversity in the context of viewpoints, experience, skills, background and other demographics that could assist the Board in light of the Board’s composition at the time.

The Committee gives appropriate consideration to candidates for Board membership nominated by stockholders and evaluates such candidates in the same manner as candidates identified by the Committee.

The Committee may use outside consultants to assist in identifying candidates. Members of the Committee discuss and evaluate possible candidates in detail prior to recommending them to the Board.

The Committee is also responsible for initially assessing whether a candidate would be an “independent” director under the requirements for independence established in our Independence Principles for Directors and applicable rules and regulations (an “Independent Director”). The Board, taking into consideration the recommendations of the Committee, is responsible for selecting the nominees for election to the Board by the stockholders and for appointing directors to the Board to fill vacancies, with primary emphasis on the criteria set forth above. The Board, taking into consideration the assessment of the Committee, also makes a determination as to whether a nominee or appointee would be an Independent Director.

Succession Management

With respect to regular succession of the chief executive officer and senior management, the Board evaluates internal, and, when appropriate, external, candidates. To find external candidates, we seek input from the members of the Board and senior management and/or from recruiting firms. To develop internal candidates, we retained Caliper during 2008 to develop a corporate succession plan that identifies and prepares certain selected officers to benefit from mentoring, training, and job rotation, in order to eventually replace key executives of the Corporation in an unforeseen event or due to other specific circumstances. Succession management is the planning, execution, and ongoing management of our critical future people needs. The focus is on developing today's talent into tomorrow's leaders. We began our management succession process with the identification and development of high-potential employees for executive positions. In order to build a succession plan that will create a strong talent pool, we went through a five-step process:

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Step One:    Assess our business strategy and define leadership objectives. The process began with an assessment of our current and future business strategy. An understanding of our competitive position in the marketplace, along with growth goals, allowed for a better definition of future leadership needs.

•	Step Two: Develop the model for an integrated talent management system. During Step Two, we defined future leadership needs and the competencies required for success.

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Step Three:    Assess and align the talent in the Corporation with the business strategy. In Step Three, we began to assess and identify people with the most leadership potential. To be certain the process is objective, and to avoid overlooking those not currently in management roles, assessments were used along with current performance data. Current employees were rated against the established leadership competencies, and individual gap analyses were used to determine their developmental needs.

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Step Four:    Provide leadership feedback and development planning. In Step Four, we provided individual feedback and coaching to each of the individuals identified as having high potential including through agreeing on a development plan. These plans, along with ongoing mentoring, will support the high-potential employees and help them reach shared goals.

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Step Five:    Implement, monitor, measure and report developmental strategies. During this phase, specific strategies to address particular business needs can be implemented—including, but not limited to, action learning, executive coaching and team-based projects.

During 2009, we completed Steps One through Four with respect to the first pool of identified high potential employees for our executive positions, which encompass forty (40) officers of the Corporation. During 2010, we extended the five-step process to a select group of senior management positions in addition to continuing Step Five for the first group of identified high potential employees for executive positions.

Asset/Liability Committee

In 2008, the Board revised its committee structure and resolved to segregate the Asset/Liability Risk Committee’s responsibilities into two separate committees; the Credit Committee and the Asset/Liability Committee. The Asset/Liability Committee’s charter provides that that Committee is to be composed of a minimum of three directors who meet the independence criteria established by the NYSE, the SEC, and our Independence Principles for Directors, and also to include our Chief Executive Officer, Chief Financial Officer, Treasurer and Chief Risk Officer. Under the terms of its charter, the Asset/Liability Committee assists the Board in its oversight of our policies and procedures related to asset and liability management, including (i) funds management, (ii) investment management, (iii) liquidity, (iv) interest rate risk management, (v) capital adequacy, and (vi) the use of derivatives (the “ALM”). In doing so, the committee’s primary functions involve:

•	The establishment of a process to enable the identification, assessment and management of risks that could affect the Corporation’s ALM;

•	The identification of the Corporation’s risk tolerance levels for yield maximization related to its ALM;

•	The evaluation of the adequacy and effectiveness of the Corporation’s risk management process related to the Corporation’s ALM, including management’s role in that process; and

•	The evaluation of the Corporation’s compliance with its risk management process related to the Corporation’s ALM.

The Asset/Liability Committee met a total of four (4) times during fiscal year 2010.

Credit Committee

The Credit Committee’s charter provides that this Committee is to be composed of a minimum of three directors who meet the independence criteria established by the NYSE, the SEC and our Independence Principles for Directors, and also include our Chief Executive Officer, Chief Lending Officer and Corporate Wholesale Banking Executive. Under the terms of its charter, the Credit Committee assists the Board in its oversight of our policies and procedures related to all matters of our lending function, hereafter “Credit Management.” In doing so, this Committee’s primary functions involve:

•	The establishment of a process to enable the identification, assessment and management of risks that could affect our Credit Management;

•	The identification of our risk tolerance levels related to our Credit Management;

•	The evaluation of the adequacy and effectiveness of our risk management process related to our Credit Management, including management’s role in that process;

•	The evaluation of our compliance with our risk management process related to our Credit Management; and

•	The approval of loans as required by the lending authorities approved by the Board.

The Credit Committee met a total of twenty (20) times during fiscal year 2010.

Compliance Committee

On June 22, 2010, the Board approved the formation of the Compliance Committee. This committee was established to assist the Board of the Bank in fulfilling its responsibility to ensure compliance by the Corporation and the Bank with the Consent Order entered into with the FDIC and the OCIF pursuant to which the Bank agreed to take certain actions designed to improve the financial condition of the Bank. In addition, the Committee assists the Board of the Corporation in fulfilling its responsibility with respect to compliance with the Written Agreement entered into with the Federal Reserve (the Consent Order and the Written Agreement are referred to jointly as the “Agreements”). Once the Agreements are terminated by the FDIC, OCIF and the FED, the Committee will cease to exist.

The Compliance Committee charter provides that the committee is to be composed of at least three directors who meet the independence criteria established by the NYSE, the SEC and the Corporation’s Independence Principles for Directors. The responsibilities and duties of the Compliance Committee include, among others, the following:

•	Review and approval of the action plan and timeline developed by management to comply with the Agreements;

•	Monitor the implementation of the action plans developed to comply with the Agreements and address the issues identified in the most recent examination reports; and

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Assure that all deliverables pursuant to the Agreements that require Board approval are presented timely to the Boards to comply with the required timeframes established in the Agreements and delivered to the FDIC, OCIF, and the FED in a timely manner in compliance with the required timeframes established in the Agreements.

The Compliance Committee met a total of eight (8) times during fiscal year 2010.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

We review all transactions and relationships in which the Corporation and any of its directors, director nominees, executive officers, security holders who are known to the Corporation to own of record or beneficially more than 5% of any class of the Corporation’s voting securities and any immediate family member of any of the foregoing persons (each, a “Related Person”) have an interest. Our Corporate Governance Guidelines and Principles and Code of Ethics for CEO and Senior Financial Officers require our directors, executive officers and principal financial officers to report to the Board or the Audit Committee any situation that could be perceived as a conflict of interest. In addition, applicable law and regulations require that all loans or extensions of credit to executive officers and directors be made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all employees and does not give preference to any insider over any other employee) and must not involve more than the normal risk of repayment or present other unfavorable features. Pursuant to Regulation O adopted by the Federal Reserve Board, any extension of credit to an executive officer, director, or principal stockholder, including any related interest of such persons (collectively an “Insider”), must be approved in advance by a majority of the Board, excluding the interested party, if such extension, when aggregated with all other loans or lines of credit to that Insider: (a) exceeds 5% of the Bank’s capital and unimpaired surplus or $25,000, whichever is greater, or (b) exceeds (in any case) $500,000.

During 2007, the Board adopted a Related Person Transaction Policy (the “Policy”) that addresses the reporting, review and approval or ratification of transactions with Related Persons. The policy is not designed to prohibit related person transactions; rather, it is to provide for timely internal reporting and appropriate review, approval or rejection, oversight and public disclosure, when required, of such transactions.

For purposes of the Policy, a “related person transaction” is a transaction or arrangement or series of transactions or arrangements in which the Corporation participates (whether or not the Corporation is a party), the amount involved exceeds $120,000, and a Related Person has a direct or indirect material interest. A Related Person’s interest in a transaction or arrangement is presumed material to such person unless it is clearly incidental in nature or has been determined in accordance with the policy to be immaterial in nature. A transaction in which any subsidiary of the Corporation or any other company controlled by the Corporation participates shall be considered a transaction in which the Corporation participates.

Examples of related person transactions generally include sales, purchases or other transfers of real or personal property, use of property and equipment by lease or otherwise, services received or furnished, and the borrowing and lending of funds, guarantees of loans or other undertakings and the employment by the Corporation of an immediate family member of a Related Person or a change in the terms or conditions of employment of such an individual that is material to such individual. However, the policy contains a list of categories of transactions that will not be considered related person transactions for purposes of the Policy given their nature, size and/or degree of significance to the Corporation, and, therefore, need not be brought to the Audit Committee for their review and approval or ratification.

Any director, director nominee or executive officer who intends to enter into a related person transaction is required to disclose that intention and all material facts with respect to such transaction to the General Counsel, and any officer or employee of the Corporation who intends to cause the Corporation to enter into any related person transaction must disclose that intention and all material facts with respect to the transaction to his or her superior, who is responsible for reporting such information to the General Counsel. The General Counsel is responsible for determining whether a transaction may meet the requirements of a related person transaction requiring review under the Policy, and, upon such determination, must report the material facts respecting the transaction and the Related Person’s interest in such transaction to the Audit Committee for its review and approval or ratification. Any related party transaction in which the General Counsel has a direct or indirect interest is evaluated directly by the Audit Committee.

If a member of the Audit Committee has an interest in a related person transaction and the number of Audit Committee members available to review and approve the transaction is less than two members after such committee member recuses himself or herself from consideration of the transaction, the transaction must instead be reviewed by an ad hoc committee of at least two independent directors designated by the Board. The Audit Committee may delegate its authority to review, approve or ratify specified related person transactions or categories of related person transactions when the Audit Committee determines that such action is warranted.

Annually, the Audit Committee must review any previously approved or ratified related person transaction that is continuing (unless the amount involved in the uncompleted portion of the transaction is less than $120,000) and determine, based on the then existing facts and circumstances, including the Corporation’s existing contractual or other obligations, if it is in the best interests of the Corporation to continue, modify or terminate the transaction.

The Audit Committee has the authority to (i) determine categories of related person transactions that are immaterial and not required to be individually reported to, reviewed by, and/or approved or ratified by the Audit Committee and (ii) approve in advance categories of related person transactions that need not be individually reported to, reviewed by, and/or approved or ratified by the Audit Committee but may instead be reported to and reviewed by the Audit Committee collectively on a periodic basis, which must be at least annually. The Audit Committee must notify the Board on a quarterly basis of all related person transactions approved or ratified by the Audit Committee.

In connection with approving or ratifying a related person transaction, the Audit Committee (or its delegate), in its judgment, must consider in light of the relevant facts and circumstances whether or not the transaction is in, or not inconsistent with, the best interests of the Corporation, including consideration of the following factors to the extent pertinent:

•	the position or relationship of the Related Person with the Corporation;

•	the materiality of the transaction to the Related Person and the Corporation, including the dollar value of the transaction, without regard to profit or loss;

•	the business purpose for and reasonableness of the transaction, based on a consideration of the alternatives available to the Corporation for attaining the purposes of the transaction;

•	whether the transaction is comparable to a transaction that could be available on an arm’s-length basis or is on terms that the Corporation offers generally to persons who are not Related Persons;

•	whether the transaction is in the ordinary course of the Corporation’s business and was proposed and considered in the ordinary course of business; and

•

the effect of the transaction on the Corporation’s business and operations, including on the Corporation’s internal control over financial reporting and disclosure controls and procedures, and any additional conditions or controls (including reporting and review requirements) that should be applied to such transaction.

During fiscal year 2010 and thus far in fiscal 2011, directors and officers and persons or entities related to such directors and officers were customers of and had transactions with the Corporation and/or its subsidiaries. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time they were made for comparable transactions with persons not related the Corporation, and did not involve more than the normal risk of collectability or present other unfavorable features.

During 2010, the Corporation engaged, in the ordinary course of business, the legal services of Martínez Odell & Calabria. Lawrence Odell, General Counsel of the Corporation since February 2006, is a partner at Martínez Odell & Calabria (the “Law Firm”). On January 31, 2011, the Corporation approved an amendment to the agreement (the “Services Agreement”) it entered into with the Law Firm in February 2006 in connection with the Corporation's execution of an employment agreement with Lawrence Odell relating to his retention as Executive Vice President and General Counsel of the Corporation and its subsidiaries. Mr. Odell’s employment agreement provides that, on each anniversary of the date of commencement, the term of such agreement is automatically extended for an additional one (1) year period beyond the then-effective expiration date and that Mr. Odell will remain a partner at the Law Firm during the term of his employment. The Services Agreement provides for the payment by the Corporation to the Law Firm of $60,000 per month as consideration for the services rendered to the Corporation by Mr. Odell. The Services Agreement had a term of four years expiring on February 14, 2010. In light of the automatic extension of Mr. Odell’s employment agreement, the Corporation amended the Services Agreement on January 29, 2010 for purposes of extending its term from February 14, 2010 until February 14, 2011 and further amended it on January 31, 2011 for purposes of further extending its term through February 14, 2012, unless earlier terminated. The Corporation also engaged the Law Firm to be the corporate and regulatory counsel to it and FirstBank. In 2010 and thus far in 2011, the Corporation paid $1,584,258 and $981,583, respectively, to the Law Firm for its legal services and $720,000 and $660,000, respectively, to the Law Firm in accordance with the terms of the Services Agreement. The 2010 and 2011 engagement of the Law Firm and 2011 extension of the Services Agreement were approved by the Audit Committee as required by the Policy.

During 2003, the Corporation entered into a loan agreement with HB Construction Developers and Arturo Díaz-Irizarry, the sole owner of HB Construction Developers and brother of former director Jorge Díaz-Irizarry. The loan was made to provide funds for the interim financing to finish the development of 124 low income housing units at the residential project to be known as Haciendas de Borinquén in Lares, Puerto Rico. The loan was made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time it was made for comparable transactions with persons not related to the Corporation, and did not involve more than the normal risk of collectibility or present other unfavorable features. In July 2005, the loan was classified as past due at the time of its maturity. The largest amount of the loan outstanding during fiscal year 2010 was $248,171. As of September 30, 2011, the date of Mr. Diaz-Irizarry’s resignation, the amount of the loan outstanding was $248,171. During 2010 and through September 30, 2011, $7,998 of interest had been paid, at an interest rate of 4.25%. During such period, no principal was repaid.

During 2007, the Corporation entered into a loan agreement with Elmaria Homes, Corp and Ernesto Rodríguez-Alzugaray, the owner of a third of Elmaria Homes, Corp and brother of director Fernando Rodríguez-Amaro. The loan was made to provide funds for the interim financing to finish the development of 64 apartments at the residential condominium project known as Elmaria Condominium in Río Piedras, Puerto Rico. The original maturity date of June 15, 2008 was extended to December 1, 2010. The loan was made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time it was made for comparable transactions with persons not related to the Corporation, and did not involve more than the normal risk of collectibility or present other unfavorable features. In the first quarter of 2009, the Corporation classified this loan in non-accruing status because of concerns about the financial condition of the borrower. The largest amount of the loan outstanding during fiscal 2010 was $7,965,025. As of February 15, 2011, the amount of the loan outstanding was $6,365,001. During 2010 and through February 15, 2011, no principal and interest was paid on the loan. On February 16, 2011, the Corporation sold the loan to Elmaria Homes, Corp. to an unrelated third party.

During 2010, the Corporation and its subsidiaries engaged, in the ordinary course of business, the services of Tactical Media, a diversified media company with operations in Puerto Rico that is partially owned by Mr. Ángel Álvarez-Freiría, son of Mr. Ángel Álvarez-Pérez, an individual known to the Corporation to have been a beneficial owner of more than 5% of the Corporation’s Common Stock during 2010. Total fees paid during 2010 to Tactical Media amounted to $308,560. The engagement of Tactical Media was approved by the Audit Committee as required by the Policy.

Effective October 27, 2011, Thomas M. Hagerty, who is a Managing Director at THL, was appointed a director of the Corporation, subject to regulatory approval, pursuant to the investment agreement that the Corporation entered into with THL. In connection with that agreement, THL purchased from the Corporation shares of Common Stock having an aggregate price of $174.1 million and designated Mr. Hagerty as its Board representative. As of November 7, 2011, THL beneficially owned 24.82% of our Common Stock.

Effective October 27, 2011, Michael P. Harmon, who is a Managing Director at Oaktree Capital Management, L.P., was appointed a director of the Corporation pursuant to the investment agreement that the Corporation entered into with Oaktree. In connection that agreement, Oaktree purchased from the Corporation shares of Common Stock having an aggregate purchase price of $174.1 million and designated Mr. Harmon as its Board representative. As of November 7, 2011, Oaktree and Mr. Harmon beneficially owned 24.82% of our Common Stock,

Our investment agreements with THL and Oaktree, as recently amended in connection with the purchase by THL and Oaktree of certain shares sold to other investors in the Capital Raise, and our investment agreement with Wellington, another greater than 5% stockholder, provide them with various rights. We have agreed to file as promptly as practicable, and in any event within 90 days after completion of the Issuance, a registration statement under the Securities Act of 1933 to register the offers and sales of the shares of Common Stock that we sold in the Capital Raise. In addition, pursuant to these agreements, we reimbursed THL and Oaktree each $4 million and reimbursed Wellington approximately $68,000 for expenses each incurred in connection with the Capital Raise. As noted above, each of THL and Oaktree have the right to designate a person to serve on our Board for as long as each of them owns at least 25% of the number of shares each currently owns. Consistent with our agreements with THL and Oaktree, we appointed Mr. Herencia to serve as our Chairman of the Board and appointed Messrs. Hagerty, subject to regulatory approval, and Harmon as directors. We have also agreed that, beginning with our 2012 annual meeting of stockholders, two additional directors will be nominated to the Board and a majority of our directors will be either investor designees or independent directors with banking or related financial management expertise. Our investment agreements with THL and Oaktree also include certain indemnification provisions. Finally, we have agreed to permit each of THL and Oaktree to acquire additional shares of Common Stock in the following circumstances: (a) for as long as each of THL and Oaktree, as applicable, owns at least 25% of the number of shares of Common Stock that it currently owns, each such investor will have the right to acquire from us at such time as we sell (i) any Common Stock or securities that are convertible into or exchangeable for Common Stock, or include a Common Stock component, an amount of securities up to the amount of the new securities required to maintain its percentage Common Stock-equivalent interest in us at the same level as it was before the issuance of those securities and (ii) any Common Stock or securities that are convertible into or exchangeable for Common Stock, or include a Common Stock component, to any investor to which we sold Common Stock in the Capital Raise an amount of securities up to the amount of new securities equal to the aggregate amount of new securities that we offer to sell to such other investor or its affiliates for the same price and on the same terms as such other offer or sale to such other investor or its affiliates and (b) for as long as each of THL and Oaktree, as applicable, owns in the aggregate at least as many shares of Common Stock as any other entity or group of affiliated entities, if we offer to sell to any entity or group of affiliated entities Common Stock or securities that are convertible into or exchangeable for Common Stock, or include a Common Stock component, that would cause that entity or group of affiliated entities to own more shares of Common Stock than THL or Oaktree, as applicable, we will offer to sell to each of THL and Oaktree, for the same price and on the same terms, a number of new securities such that THL or Oaktree, as applicable, will own an amount of shares of Common Stock, after giving effect to the conversion or exercise of such new securities into Common Stock, equal to the number of shares of Common Stock owned by such other entity or group of affiliated entities.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Corporation’s Compensation and Benefits Committee during fiscal year 2010 consisted of directors Sharee Ann Umpierre-Catinchi, Chairperson, Jorge L. Díaz-Irizarry , and José L. Ferrer-Canals. During 2010, no executive officer of the Corporation served on any board of directors or compensation committee of any entity whose board members or management served on the Corporation’s Board or on the Corporation’s Compensation and Benefits Committee.

COMPENSATION OF DIRECTORS

Non-management directors of the Corporation receive an annual retainer and compensation for attending meetings of the Board but not for attending meetings of the Board of Directors of the Bank when such meetings are held on the same day on which a Board meeting of the Corporation is held. Directors who are also officers of the Corporation, FirstBank or any other subsidiary of the Corporation do not receive fees or other compensation for service on the Board, the Board of Directors of FirstBank, or the Board of Directors of any other subsidiary or any of their committees. Accordingly, Mr. Aurelio Alemán-Bermúdez, who was a director during 2010, is not included in the table set forth below because he was an employee at the same time and, therefore, received no compensation for his services as a director.

The Corporation’s non-management directors’ compensation structure, which became effective in February 2008, based on a recommendation made by Mercer (US) Inc., provides for the receipt by each director of an annual retainer of $30,000 and receipt by the Chair of the Audit Committee of an additional annual retainer of $25,000. The retainers are payable in cash on a monthly basis over a twelve-month period. The director compensation structure also contemplates the grant of an annual equity award of $35,000 payable in the form of restricted stock, although this was not paid in 2010. In addition, our director compensation structure provides for the payment of meeting fees of $1,000 for each Board or Committee meeting attended, which is also payable in cash.

In October 2009, the Compensation and Benefits Committee retained the services of Compensation Advisory Partners LLC, an independent executive compensation consulting firm, who preformed an analysis of the Corporation’s peer group and examined pay practices in the broader financial services industry to determine a competitive compensation level for the non-management chairman of the Board. Based upon the analysis, the Compensation and Benefits Committee recommended to the Board and the Board approved an annual cash retainer for the non-management chairman of $82,500.

The Corporation reimburses Board members for travel, lodging and other reasonable out-of-pocket expenses in connection with attendance at Board and committee meetings or performance of other services for the Corporation in their capacities as directors.

The Compensation and Benefits Committee will periodically review market data in order to determine the appropriate level of compensation for maintaining a competitive director compensation structure necessary to attract and retain qualified candidates for board service. On October 27, 2011, the Corporation and Mr. Herencia entered into a letter agreement pursuant to which Mr. Herencia will receive an annual retainer of $400,000 for his service as the chairman of the Board, including as chairman of the board of directors of the Corporation’s subsidiary bank, FirstBank Puerto Rico. In addition, Mr. Herencia is entitled to special compensation consisting of (i) $1.2 million and (ii) if he continues to serve as chairman during the applicable periods, $500,000 on December 31, 2011, $500,000 on June 30, 2012, $600,000 on December 31, 2012, $600,000 on June 30, 2013, and $600,000 on December 31, 2013. In connection with the performance of his duties as chairman, Mr. Herencia will be entitled to reimbursement of certain expenses including costs related to office space and health insurance.

The following table sets forth all the compensation that the Corporation paid to non-management directors who served during fiscal year 2010:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(a)	Option Awards ($)	Non -Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jorge Díaz-Irizarry(b)	80,000	—	—	—	—	—	80,000
José Ferrer-Canals(c)	88,000	—	—	—	—	—	88,000
Frank Kolodziej-Castro(d)	62,000	—	—	—	—	—	62,000
José Menéndez-Cortada	176,500	—	—	—	—	—	176,500
Héctor M. Nevares-La Costa	98,000	—	—	—	—	—	98,000
Fernando Rodríguez-Amaro	110,000	—	—	—	—	—	110,000
José Rodríguez-Perelló	104,000	—	—	—	—	—	104,000
Sharee Ann Umpierre-Catinchi	57,000	—	—	—	—	—	57,000

(a)	Does not include the unvested portion of restricted Common Stock granted to each independent director in December 2008 of which 90 restricted shares were held by each director listed in the table as of December 31, 2010, which will vest on December 1, 2011.

(b)	Effective September 30, 2011, Mr. Jorge Díaz-Irizzarry resigned as director of the Corporation.

(c)	Effective October 7, 2011, Mr. José Ferrer-Canals resigned as director of the Corporation.

(d)	Effective October 7, 2011, Dr. Frank Kolodziej-Castro resigned as director of the Corporation.

PROPOSAL NO. 2

APPROVAL OF THE FIRST BANCORP 2008 OMNIBUS INCENTIVE PLAN, AS AMENDED

You are being asked to approve the First BanCorp 2008 Omnibus Incentive Plan (the “Plan”), as amended to increase the number of shares reserved for issuance under the Plan, eliminate the restriction on the number of shares available for issuance pursuant to certain awards, increase the maximum number of shares that can underlie options, stock appreciation rights or any award intended to qualify as a qualified performance-based award under Section 162(m) of the U.S. Code granted to any individual participant in any fiscal year, and revise certain provisions relating to performance-based awards.

On October 27, 2011, the Board of Directors adopted, subject to stockholder approval, the proposed amendments. The Plan amendment to increase the number of shares of First BanCorp Common Stock reserved for issuance pursuant to the Plan would increase the number of authorized shares from the current maximum of 253,333 (as adjusted to give effect to the one-for-fifteen reverse split of Common Stock in January 2011) shares to 8,169,807 shares. As of November 7, 2011, an aggregate of 251,459 shares of Common Stock remained available for award pursuant to the Plan. If this amendment is approved, an aggregate of 8,169,807 shares will be available for future awards pursuant to the Plan.

By approving the Plan, as amended, the stockholders will also be approving, among other things, the performance measures, eligibility requirements and the limits on various awards contained therein for purposes of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”). Accordingly, for the next five years, the Corporation will be able to grant performance-based equity awards that will qualify as “performance-based” compensation under Section 162(m) of the U.S. Code to U.S. employees participating in the Plan who are subject to U.S. federal income taxes. Awards which so qualify will not be subject to the $1,000,000 per person limitation on the income tax deductibility of compensation paid to certain executive officers that would otherwise be imposed under Section 162(m) of the U.S. Code.

The Board of Directors believes that it is important to the long-term success of the Corporation to continue to use equity as part of the Corporation’s overall compensation program. Equity compensation motivates executives to create stockholder value and encourages executives to focus on long-term value creation because equity awards are subject to either vesting or performance conditions and generally provide the greatest value to employees when held for a long term.

In light of the Corporation’s participation in the U.S. Treasury Troubled Asset Relief Capital Purchase Program (“TARP,” the “Capital Purchase Program” or “CPP”), the Corporation is subject to certain executive compensation restrictions under the Emergency Economic Stabilization Act of 2008 (“EESA”), as amended by the American Reinvestment and Recovery Act of 2009 (“ARRA”) and the rules and regulations promulgated thereunder, under U.S. Treasury regulations and under the contract pursuant to which the Corporation sold preferred stock to the U.S. Treasury. Accordingly, for as long as the U.S. Treasury continues to own the Common Stock that the Corporation issued to the U.S. Treasury upon the conversion of the U.S. Treasury’s preferred stock, the Corporation is prohibited from granting any rights to bonus payments or equity-based awards to the Corporation’s “senior executive officers” (as defined in the CPP), and the 10 next most highly-compensated employees except for long-term restricted stock if it satisfies the following requirements: (i) the value of the grant may not exceed one-third of the amount of the employee’s annual compensation calculated in the fiscal year in which the compensation is granted, (ii) no portion of the grant may vest before two years after the grant date, and (iii) the grant must be subject to a further restriction on transfer or payment in accordance with the repayment of TARP funds.

The following summary describes the material features of the Plan, as amended. This summary is qualified in its entirety by the terms of the Plan, as amended. A copy of the Plan, as amended, is attached as Appendix A to this Proxy Statement.

Description of the Plan

Purpose

The purpose of the Plan is to provide long-term incentive compensation benefits to Corporation employees and directors and to assist the Board of Directors and management in the attraction and recruitment of qualified officers to serve the Corporation and its subsidiaries.

Eligibility

Selected employees, officers and directors of the Corporation and its affiliates may receive an award under the Plan. As of September 30, 2011, approximately 2,500 employees and 7 non-employee directors were eligible to be selected by the Compensation and Benefits Committee (the “Compensation Committee”) to receive awards under the Plan.

Administration

The Plan is administered by the Compensation Committee, which may issue rules and regulations to administer the Plan.

Subject to the terms of the Plan and applicable law, the Board of Directors, upon receiving the relevant recommendations of the Compensation Committee, may: (i) designate participants; (ii) determine the type or types of awards to be granted to each participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) awards; (iv) determine the terms and conditions of any award; (v) adopt the form of award agreements; (vi) determine whether, to what extent and under what circumstances awards may be settled or exercised in cash, shares of Common Stock, other securities, or other awards, or canceled, forfeited or suspended, and the method or methods by which awards may be settled, exercised, canceled, forfeited or suspended;

(vii) correct any defect, resolve any omission or reconcile any inconsistency in or between the Plan and an award agreement; (viii) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other securities, other awards, and other amounts payable with respect to an award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Board of Directors; (ix) interpret and administer the Plan and any instrument or agreement relating to, or award made under, the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Board of Directors deems necessary or desirable for the administration of the Plan.

Number of Shares Available for Issuance, Award Limits and Adjustments

The Plan, as amended, would permit the award of an aggregate of 8,169,807 shares (subject to adjustment as provided in the Plan and as described below). As described above, 251,459 of the originally authorized 253,333 shares remain available for awards. Any shares of Common Stock that have been subject to an award that is forfeited or an award that otherwise terminates without the delivery of shares of Common Stock will become available again for future Plan awards. Shares of Common Stock underlying awards settled in cash and outstanding awards that are assumed or replaced by awards under the Plan in connection with an acquisition will not reduce the number of shares of Common Stock available for issuance under the Plan.

Shares of Common Stock that are withheld from an award to pay the exercise price, shares of Common Stock that are withheld for purposes of withholding taxes related to an outstanding award and shares of Common Stock not issued as a result of the exercise of a SAR will not be available for issuance as awards under the Plan.

Award Limits.    Subject to adjustment as provided in the Plan and described below, the Plan prohibits (i) the award of more than an aggregate of 8,169,807 shares of Common Stock as incentive stock options and (ii) the award of more than an aggregate of 1.5 million shares of Common Stock to any individual participant in any fiscal year in the form of options, stock appreciation rights or any award intended to qualify as a qualified performance-based award under Section 162(m) of the U.S. Code. The proposed amendment to the Plan would eliminate the current restriction in the Plan on the number of shares of Common Stock that can be issued under the Plan in the form of restricted stock, restricted stock units, performance shares and other stock-based awards because this restriction is no longer considered necessary, would increase the amount of shares authorized for issuance as incentive stock options to 8,169,807 shares, and increase the maximum number of shares that can underlie options, stock appreciation rights or any award intended to qualify as a qualified performance-based award under Section 162(m) of the U.S. Code granted to any individual participant in any fiscal year from the current maximum of 43,333 (as adjusted to give effect to the one-for-fifteen reverse stock split in January 2011) to 1.5 million.

Adjustments.    If certain corporate transactions or events occur, including a dividend, recapitalization, stock split, reverse stock split, reorganization, merger, or consolidation, the Compensation Committee, in order to prevent diminution or enlargement of the benefits or potential benefits under the Plan, will equitably adjust (i) the number and type of shares of Common Stock (or other securities) which thereafter may be granted under the Plan, including the aggregate and individual limits specified above; (ii) the number and type of shares of Common Stock (or other securities) subject to outstanding awards; and (iii) the grant, purchase or exercise price with respect to any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award. Any such adjustment must meet the requirements of Section 409A of the U.S. Code, if applicable.

Types of Awards

The Plan authorizes the grant of: (1) incentive stock options, qualified stock options, and nonqualified stock options; (2) stock appreciation rights; (3) restricted stock and restricted stock units; (4) performance shares; and (5) other stock-based awards.

Stock Options.    Stock options entitle the holder to purchase a specified number of shares of Common Stock at a specified price, which is called the exercise price, subject to the terms and conditions of the option grant. The Board of Directors, upon the recommendations of the Compensation Committee, may grant incentive stock options (“ISOs”), qualified stock options (“QSOs”), and nonqualified stock options (together, with ISOs and QSOs, “options”). ISOs, QSOs and nonqualified options are subject to different tax treatment, as described under “Tax Information” below. The exercise price of options granted under the Plan must be at least equal to the fair market value of the Common Stock on the date the award is granted to a participant. The Board of Directors will fix the term of each option, but options granted under the Plan will not be exercisable more than ten years after the date the option is granted. Each option will vest and become exercisable at such time or times as determined by the Board of Directors. Options may be exercised, in whole or in part, by payment in full of the purchase price in one, or a combination of, the following forms of payment, as may be permitted by the Compensation Committee, in its discretion: cash or check; the delivery of Common Stock already owned by the participant for at least six months prior to such delivery; the withholding of shares of Common Stock having a fair market value on the date of exercise equal to the exercise price; or broker-assisted cashless exercise.

Stock Appreciation Rights.    A stock appreciation right (“SAR”) is a contractual right granted to the participant to receive, in cash, Common Stock or some combination thereof, an amount equal to the appreciation of one share of Common Stock from the date of grant. The Board of Directors, upon the recommendations of the Compensation Committee, may grant SARs. SARs may be granted as freestanding awards or in tandem with other types of grants. SARs granted in tandem with options will be substantially identical to the terms and conditions applicable to the tandem options, and freestanding SARs will be substantially identical to the terms and conditions that would have been applicable were the grant of the SARs a grant of options. SARs that are granted in tandem with an option may only be exercised upon surrender of the right to exercise such option for an equivalent number of shares. Each SAR shall be evidenced by an award agreement which includes the terms and conditions recommended by the Compensation Committee.

Restricted Stock and Restricted Stock Units.    The Board of Directors, upon the recommendations of the Compensation Committee, may grant shares of restricted stock and/or restricted stock units. The conditions that must be satisfied before the grant will become effective and the conditions, if any, under which the award will be forfeited or become vested, including performance goals, if any, that must be achieved as a condition to vesting, shall be set forth in an award agreement. If the vesting of restricted stock or restricted stock units is based solely on the basis of the passage of time (and not the achievement of performance conditions), the awards must vest over a period of not less than three years; provided that the awards may vest more quickly in the event of (a) the holder’s death, disability or retirement; (b) job loss due to workforce reduction, job elimination or divestiture; or (c) a change in control. Restricted stock or restricted stock units granted to recruit new key employees or for the retention of key employees acquired in a business combination may be awarded free of this vesting limitation. Unless otherwise stated in the award agreement, participants holding restricted stock or restricted stock units will have the rights to dividends or dividend equivalents, as applicable, during the restriction period. Such dividends or dividend equivalents will accrue during the restriction period and become payable when the restrictions lapse.

Performance Shares.    The Board of Directors, upon the recommendations of the Compensation Committee, may grant performance shares. Performance shares represent the right of a participant to receive shares of Common Stock (or their cash equivalent) at a future date upon the achievement of performance goals established by the Compensation Committee. Performance shares may include the right to receive dividend equivalents. The amendment to the Plan would revise the timing of the receipt of any dividend equivalents. The amendment provides that any dividend equivalents would only be paid upon achievement of the performance goals.

Other Stock-Based Awards.    The Board of Directors, upon the recommendations of the Compensation Committee, may grant other stock-based awards. An other stock-based award means any other type of equity-based or equity-related award not otherwise described above (including the award or offer for sale of unrestricted shares) in such amount and subject to such terms and conditions as the Compensation Committee shall determine. Other stock-based awards may involve the transfer of actual shares of Common Stock, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

Qualified Performance-Based Awards.    The Board of Directors, upon the recommendations of the Compensation Committee, may determine whether an award is to qualify as performance-based compensation (as described in Section 162(m) of the U.S. Code).

If the award is intended to qualify as “qualified performance-based compensation” under Section 162(m) of the U.S. Code, to the extent required by Section 162(m), the award must be conditioned solely on the achievement of one or more objective performance goals established by the Compensation Committee, within the time prescribed by Section 162(m), and must otherwise comply with the requirements of Section 162(m). The performance goals selected by the Compensation Committee may be based on the achievement of specified levels of one, or any combination, of the following performance criteria: (i) net earnings (either before or after (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) operating profit; (v) cash flow (including, but not limited to, operating cash flow and free cash flow); (vi) return on assets; (vii) return on capital; (viii) return on stockholders’ equity; (ix) return on sales; (x) gross or net profit or operating margin; (xi) costs; (xii) funds from operations; (xiii) expense; (xiv) working capital; (xv) earnings per share of Common Stock; (xvi) price per share of Common Stock; (xvii) regulatory ratings; (xviii) market share; (xix) growth in loans and/or other assets; (xx) growth in deposits; (xxi) various measures of credit quality; (xxii) customer satisfaction, based on specified objective goals or a Corporation-sponsored customer survey; (xxiii) employee satisfaction, based on specified objective goals or a Corporation-sponsored employee survey; (xxiv) economic value added measurements; (xxv) market share or market penetration with respect to specific designated products or services, product or service groups and/or specific geographic areas; (xxvi) total stockholder return; or (xxvii) increase in stock price; any of these criteria may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group.

The Compensation Committee or the Board, upon receiving the relevant recommendations from the Compensation Committee, if the award is intended to qualify as “qualified performance-based compensation” under Section 162(m), may, in its discretion, at the time of grant, specify in the award that one or more objectively determinable adjustments shall be made to one or more of the performance goals. Such adjustments may include any of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Corporation during the performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under United States generally accepted accounting principles; (ix) non-cash valuation changes related to financial instruments accounted for at fair value; or (x) any other extraordinary item as the Compensation Committee (or the Board, as applicable) may consider appropriate.

The performance goal to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, and the amount of any payment or transfer to be made pursuant to any award intended to qualify as “performance-based compensation” under Section 162(m) of the U.S. Code will be determined by the Compensation Committee. The Compensation Committee may decrease the amount payable pursuant to an award under the Plan that is intended to qualify as “performance-based compensation” under Section 162(m) of the U.S. Code; however, the Compensation Committee may not increase the amount.

Termination of Employment; Change in Control

The Plan, as amended, would include a new section to address the treatment of performance-based awards upon a termination of employment or change in control. The current Plan does not treat performance-based awards differently from other awards. The Plan, as amended, would provide the following treatment of outstanding vested and unvested awards if a participant’s employment or service is terminated:

Death or Disability.    In the event a participant dies while in the employ or service of the Corporation, or if the employment or service of a participant is terminated by reason of disability, any awards held by the participant other than performance-based awards will vest and may be exercised, as the case may be, by the participant (or his estate or beneficiary, in the case of death), within one year from the date of termination or, if shorter, the remaining term of the award.

Retirement or Change in Control.    In the event that a participant’s employment or service is terminated by reason of retirement, or if a participant is voluntarily or involuntarily terminated within one year after a change in control, any awards held by the participant other than performance-based awards will vest and may be exercised, as the case may be, within four months following the date of termination or, if shorter, the remaining term of the award.

For Cause or Other Voluntary Termination.    In the event a participant’s employment or service is terminated by the Corporation or any affiliate for cause, or if a participant voluntarily terminates employment (other than in connection with retirement or a change in control), any awards held by such participant that have not been exercised or that have not vested will be forfeited, other than performance-based awards, and cancelled upon such termination.

Other Termination Events.    In the event a participant’s employment or service is terminated for any other reason, awards held by the participant that have not been exercised or that have not vested other than performance-based awards will vest and may be exercised, within 90 days following the date of termination or, if shorter, the remaining term of the award; any awards that are not exercisable at the time of termination will be canceled upon such termination.

The Board of Directors, upon the recommendation of the Compensation Committee, may accelerate the vesting of any award held by a participant upon termination of employment. If awards are accelerated for reasons other than death, disability, retirement or change in control, the accelerated shares will be limited to 10% of the total number of shares authorized under the Plan.

The award agreement for any performance-based award will address the treatment of the award upon a change in control or termination for any reason.

Transferability

Plan awards may not be assigned or transferred other than by will or the laws of descent and distribution or to a beneficiary upon the death of a participant, and such awards or rights that may be exercisable must be exercised during the participant’s lifetime only by the participant or his or her guardian or legal representative.

No Repricing of Options or SARs

The Board of Directors may not reprice any outstanding option or SAR, nor may the Board of Directors amend the Plan to permit repricing of options or SARs, without stockholder approval. The term “repricing” refers to amendments designed to reduce the exercise price of outstanding stock options or the base amount of outstanding SARs or the cancellation or substitution of outstanding stock options or SARs in exchange for other awards or stock options or SARs with an exercise price or base amount, as applicable, that is less than the exercise price or base amount, as applicable, of the original award. Adjustments to the exercise price or number of shares of Common Stock subject to an option or SAR to reflect the effects of a stock split or other corporate transaction will not constitute “repricing.”

Term, Termination and Amendment

The Plan became effective on March 13, 2008, and will expire on March 13, 2018, unless sooner terminated by the Board of Directors. The Board of Directors may amend, suspend or terminate the Plan at any time and from time to time, provided that any amendment that would: (i) increase the total number of shares available for issuance under the Plan; (ii) lower the minimum exercise price at which an option (or the base price of a SAR)

may be granted; (iii) change the award limits with respect to ISOs or awards intended to qualify as qualified-performance based awards under Section 162(m) of the U.S. Code; or (iv) require stockholder approval under NYSE rules, will be subject to the approval of the Corporation’s stockholders. No amendment or termination of the Plan may in any manner adversely affect any award previously granted under the Plan without the consent of the participant holding such award.

Absent additional stockholder approval, no award intended to qualify as performance-based compensation under Section 162(m) of the U.S. Code may be granted under the Plan after December 9, 2016.

Withholding Obligations

The Corporation and any affiliate have the right to require the recipient to pay the Corporation (or the affiliate) an amount necessary for the Corporation (or the affiliate) to satisfy its withholding and other tax obligations with respect to any award. As permitted by applicable law, the Corporation may withhold from other amounts payable to a recipient an amount necessary to satisfy these obligations, and the Compensation Committee may permit a participant to satisfy the Corporation’s withholding obligation with respect to awards paid in Common Stock by having shares withheld, at the time the awards become taxable, provided that the number of shares of Common Stock withheld does not exceed the minimum applicable statutory withholding requirements.

Tax Information

The following is a general summary, as of the date of this proxy statement, of the Puerto Rico and U.S. federal income tax consequences that affect participants and the Corporation of awards under the Plan. This summary is intended for the information of stockholders considering how to vote at the meeting and not as tax guidance to participants in the Plan, as the consequences may vary with the types of grants made, the identity of the recipients and the method of payment or settlement. Each participant shall be encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Plan.

Puerto Rico Tax Consequences

Qualified Stock Options.    A recipient of a QSO will not recognize income at the time of the grant or exercise of an option. On a subsequent sale or exchange of the shares acquired pursuant to the exercise of the QSO, the participant generally will have taxable long-term or short-term capital gain or loss, depending on whether the shares were held for more than six months. The long-term or short-term capital gain or loss will be determined by the difference between the amount realized on the disposition of such shares and the tax basis in such shares, which, in general, is the amount paid for exercise of the options. The Corporation will not be entitled to a tax deduction in connection with the grant, exercise or disposition by the participant of the QSO.

Nonqualified Stock Options.    With respect to nonqualified stock options, a participant will recognize ordinary income, subject to tax withholding, at the time of grant of the nonqualified stock options if the option is transferable, not subject to substantial risk of forfeiture and has a readily ascertainable value. The amount of ordinary income that the participant will recognize in this case will be equal to the excess of the fair market value of the nonqualified stock option at the time of grant over the participant’s cost, if any, and the same amount is deductible by the Corporation. If the nonqualified stock option is not transferable, is subject to substantial risk of forfeiture or has no readily ascertainable value, a participant will not recognize income at the time of grant of the nonqualified stock option but will generally recognize ordinary income, subject to tax withholding, at the time the participant exercises the nonqualified stock option and the shares of stock acquired upon such exercise are transferable without restrictions. The amount of ordinary income that will be recognized by the participant in this latter case is determined by the difference between the fair market value of the shares of stock on the date of exercise and the stock option exercise price. The Corporation will be entitled to a corresponding tax deduction in an amount equal to the income recognized by the participant.

Stock Appreciation Rights.    The grant of an SAR will not cause the participant to recognize income or entitle the Corporation to a deduction for Puerto Rico income tax purposes. Upon the exercise of an SAR, the participant will recognize income in the amount of the cash or value of shares payable to the participant on the exercise date, and the Corporation will be entitled to a corresponding tax deduction in an amount equal to the income recognized by the participant.

Stock and Stock Unit Awards.    The Puerto Rico tax consequences with respect to restricted stock, restricted stock units, performance shares and other stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if the awards that are granted to the participant are subject to a “substantial risk of forfeiture” (e.g., the awards are conditioned upon the future performance of substantial services by the participant) and are nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize income to the extent of the excess of the fair market value of the awards on such date over the participant’s cost for such awards (if any), and the same amount is deductible by the Corporation.

If the awards granted to the participant are not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize income with respect to the awards to the extent of the excess of the fair market value of the awards at the time of grant over the participant’s cost, if any, and the same amount is deductible by the Corporation.

U.S. Federal Tax Consequences

The federal tax consequences to participants depend on whether the participant resides in Puerto Rico, as described below.

Residents of Puerto Rico.

Recipients of options, SARs or grants of restricted stock, restricted stock units, performance shares and other stock-based awards, who perform services for the Corporation or its subsidiaries in Puerto Rico and are residents of Puerto Rico without interruption during the entire taxable years the services are performed and the taxable year in which the award would result in the recognition of taxable income but for the recipient's residency in Puerto Rico at that time, will not have any gross income for federal income tax purposes with respect to (1) the grant or the exercise of options or SARs or (2) the grant of, or payment of, or transfer with respect to, restricted stock, restricted stock units, performance shares and other stock-based awards.

U.S. Residents and Persons Performing Services in the United States.

Incentive Stock Options.    Generally, a participant who is subject to U.S. tax laws will not recognize taxable income upon grant or exercise of an ISO and the Corporation and its subsidiaries will not be entitled to any tax deduction with respect to the grant or exercise of an ISO. However, upon the exercise of an ISO, the excess of the fair market value on the date of exercise of the shares received over the exercise price of the shares will be treated as an adjustment to alternative minimum taxable income. In order for the exercise of an ISO to qualify for the foregoing tax treatment, the participant must hold the shares upon exercise of an ISO for at least two years after the date of grant and for at least one year after the exercise of the option, and the participant must be an employee of the Corporation or its subsidiaries since the date the ISO is granted through three months before the date of exercise. If the participant meets these criteria upon a disposition of the shares, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as a long-term capital gain or loss.

Noncompliance with the minimum holding and employment periods will result in a disqualified disposition of the option and the participant will recognize ordinary income at the time of the disposition of the shares, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. The balance of any gain realized upon disposition will result in a long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised. Subject to any limitations imposed by Section 162(m) of the U.S. Code, for federal income tax purposes the Corporation and its subsidiaries will be allowed a tax deduction to the extent the participant recognized ordinary income.

QSOs granted under the Plan may also be treated as ISOs for purposes of Sections 421 and 422 of the U.S. Code.

Nonqualified Stock Options.    In general, a participant who is subject to U.S. tax laws to whom a nonqualified stock option is granted, will recognize ordinary income, subject to tax withholding, at the time of grant of the nonqualified stock options if the option is transferable or not subject to substantial risk of forfeiture and has a readily ascertainable value. The amount of ordinary income that the participant will recognize in this case will be equal to the excess of the fair market value of the nonqualified stock option at the time of grant over the participant’s cost, if any, and the same amount is deductible by the Corporation. If the nonqualified stock option is not transferable and is subject to substantial risk of forfeiture or has no readily ascertainable value, a participant will not recognize income at the time of grant of the nonqualified stock option but will generally recognize ordinary income, subject to tax withholding, at the time the participant exercises the nonqualified stock option and the shares of stock acquired upon such exercise are transferable without restrictions. The amount of ordinary income that will be recognized by the participant in this latter case is determined by the difference between the fair market value of the shares of stock on the date of exercise and the stock option exercise price. The Corporation and its subsidiaries will be allowed a tax deduction to the extent the participant recognized ordinary income, assuming that a deduction is allowed under Section 162(m) of the U.S. Code.

Stock Appreciation Rights.    The grant of an SAR will not cause a participant to recognize income or entitle the Corporation to a deduction for federal income tax purposes. Upon the exercise of an SAR, a participant who is subject to U.S. tax laws will recognize income in the amount of the cash or value of shares payable to the participant on the exercise date. The Corporation and its subsidiaries will be allowed a tax deduction to the extent the participant recognized ordinary income, assuming that a deduction is allowed under Section 162(m) of the U.S. Code.

Stock and Stock Unit Awards.    The federal income tax consequences with respect to restricted stock, restricted stock units, performance shares and other stock unit and stock-based awards granted to a participant who is subject to U.S. tax laws depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if the awards that are granted to the participant are subject to a “substantial risk of forfeiture” (e.g., the awards are conditioned upon the future performance of substantial services by the participant) and are nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the awards on such date over the participant’s cost for such awards (if any), and the same amount is deductible by the Corporation, assuming that a deduction is allowed under Section 162(m) of the U.S. Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the U.S. Code, can accelerate federal income tax recognition with respect to awards that are subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and the Corporation’s deduction will be measured and timed as of the grant date of the awards.

If the awards granted to a participant are not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the awards to the extent of the excess of the fair market value of the awards at the time of grant over the participant’s cost, if any, and the same amount is deductible by the Corporation, assuming that a deduction is allowed under Section 162(m) of the U.S. Code.

Section 162(m) of the U.S. Code.    Pursuant to Section 162(m) of the U.S. Code, the annual compensation paid to an individual, who on the last day of the taxable year was the Chief Executive Officer or otherwise covered by this provision because his or her compensation was reported in the Summary Compensation Table, may not be deductible to the extent that it exceeds $1 million unless the compensation qualifies as “performance-based” under Section 162(m) of the U.S. Code. The Plan has been designed to permit awards to qualify as “performance-based” for purposes of satisfying the conditions of Section 162(m) of the U.S. Code.

Section 409A of the U.S. Code.    A grant to a person subject to U.S. tax laws may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time the grant becomes vested, plus interest, if the grant constitutes deferred compensation under Section 409A of the U.S. Code and the requirements of Section 409A of the U.S. Code are not satisfied.

Other Information

All awards made under the Plan are discretionary. The benefits and amounts that will be received by or allocated to any person under the Plan are not determinable at this time. Information regarding equity awards held by the Named Executives at December 31, 2010 is provided in the Outstanding Equity Awards at Fiscal Year-End table herein. No equity-based awards were granted to the Named Executives in 2010. The restricted stock holdings of the Corporation’s non-employee directors at December 31, 2010 are set forth under “Compensation of Directors.”

The closing price of the Common Stock, as reported on the NYSE on November 10, 2011, was $3.52 per share.

Required Vote

Approval of this Proposal No. 2 regarding the Plan, as amended, requires the affirmative vote of a majority of votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PLAN, AS AMENDED.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth the number of outstanding awards and securities remaining available for future issuance under the Plan as of December 31, 2010.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options(A)	Weighted-Average Exercise Price of Outstanding Options, warrants and rights(B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(A))(C)
Equity compensation plans approved by stockholders(1)	131,532	$202.91	251,189	(2)
Equity compensation plans not approved by stockholders	N/A	N/A	N/A

Total	131,532	$202.91	251,189

(1)

Consists of options to acquire shares of Common Stock under the First BanCorp 1997 Employee Stock Option Plan (the “1997 Option Plan”) and the Plan. As of December 31, 2010, 131,532 shares of Common Stock were subject to outstanding options under the 1997 Option Plan and zero shares of Common Stock were subject to outstanding options under the Plan. This does not include 2,144 shares of restricted stock issued under the Plan and outstanding as of December 31, 2010. On January 21, 2007, the 1997 Option Plan expired; however, all outstanding option grants under the 1997 Option Plan continued in full force and effect, subject to their original terms. Amendments to the Plan are being presented to the stockholders at the 2011 Annual Meeting of Stockholders. The amendments would increase the number of shares authorized for issuance under the Plan, eliminate the restriction on the number of shares available for issuance pursuant to certain awards, increase the amount of shares that can underlie certain awards to any individual participant in any fiscal year, and revise certain provisions relating to performance-based awards.

(2)	These shares were available for future issuance under the Plan as of December 31, 2010. The 251,189 shares available under the Plan are available for future awards in the form of stock options, SARs, restricted stock, restricted stock units, performance shares or other stock-based awards, except that only 124,255 of these shares are available for future grants of awards other than stock options or stock appreciation rights.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background of the Proposal

Section 111(e) of the EESA, as amended by the ARRA, imposes a number of requirements on financial institutions, such as the Corporation, which received an investment under TARP. ARRA requires recipients of TARP financial assistance to seek a separate, non-binding stockholder vote to approve the compensation of the Named Executives at each annual meeting of stockholders during the period in which any obligation arising from TARP financial assistance remains outstanding. Because this stockholder vote is advisory, it is not binding upon the Board or construed as overruling any decision by the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. The Corporation’s overall executive compensation policies and procedures are described in the Compensation Discussion and Analysis and the tabular disclosure regarding the Named Executives’ compensation (together with the accompanying narrative disclosure) in this Proxy Statement. The Proxy Statement discloses all material information regarding the compensation of the Corporation’s Named Executives so that stockholders can evaluate the Corporation’s approach to compensating its executives. The Corporation and the Compensation Committee continually monitor executive compensation programs in order to adopt changes that are consistent with the restrictions imposed on recipients of TARP financial assistance and that reflect best practices in the market, as well as general economic, regulatory and legislative developments affecting executive compensation. The Corporation’s policies and procedures are designed to promote a performance-based culture by providing for higher pay for superior performance and align the interests of stockholders and executives by linking a substantial portion of compensation to the Corporation’s performance, without encouraging executives to take unnecessary and excessive risks. Although certain incentive payments are now prohibited by TARP, the Corporation will continue to seek to emphasize compensation arrangements that align the financial interests of our executives with the interests of long-term stockholders.

This proposal, commonly known as a “Say on Pay” proposal, gives the Corporation’s stockholders the opportunity to vote on the Corporation’s executive compensation policies and procedures through the following resolution:

“Resolved, that the stockholders approve the compensation of executives, as described in the Compensation Discussion and Analysis and the disclosures regarding the Named Executives’ compensation provided in the various tables, and the accompanying narrative disclosures, included in this Proxy Statement for the 2011 Annual Meeting of Stockholders.”

Required Vote

Approval of this Proposal No. 3 regarding executive compensation requires the affirmative vote of holders of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL ON EXECUTIVE COMPENSATION.

PROPOSAL NO. 4

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board is required by law and applicable NYSE rules to be directly responsible for the appointment, compensation and retention of the Corporation’s independent registered public accounting firm. The firm of PricewaterhouseCoopers LLP was selected as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2011. While stockholder ratification is not required by the Corporation’s Restated Articles of Incorporation or otherwise, the Board is submitting the appointment of PricewaterhouseCoopers LLP to the stockholders for ratification as part of good corporate governance practices. The Audit Committee will take into account the outcome of the vote in determining whether to appoint PricewaterhouseCoopers LLP in the future. The firm will be represented at the Annual Meeting and representatives will have the opportunity to make a statement, if they so desire, and also will be available to respond to appropriate questions.

Required Vote

Approval of this Proposal No. 4 regarding ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of holders of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE CORPORATION FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

AUDIT FEES

The total fees paid or accrued by the Corporation for professional services rendered by the external auditors for the years ended December 31, 2009 and 2010 were $1,660,220 and $1,903,537, respectively, distributed as follows:

•

Audit Fees:    $1,560,220 for the audit of the financial statements and internal control over financial reporting for the year ended December 31, 2009; and $1,806,437 for the audit of the financial statements and internal control over financial reporting for the year ended December 31, 2010.

•	Audit-Related Fees: $100,000 in 2009 and $97,100 in 2010 for other audit-related fees, which consisted mainly of the audits of employee benefit plans.

•	Tax Fees: none in 2009 and none in 2010.

•	All Other Fees: none in 2009 and none in 2010.

The Audit Committee has established controls and procedures that require the pre-approval of all audit, audit-related and permissible non-audit services provided by the independent registered public accounting firm in order to ensure that the rendering of such services does not impair the auditor’s independence. The Audit Committee may delegate to one or more of its members the authority to pre-approve any audit, audit-related or permissible non-audit services, and the member to whom such delegation was made must report any pre-approval decisions at the next scheduled meeting of the Audit Committee. Under the pre-approval policy, audit services for the Corporation are negotiated annually. In the event that any additional audit services not included in the annual negotiation of services are required by the Corporation, an amendment to the existing engagement letter or an additional proposed engagement letter is obtained from the independent registered public accounting firm and evaluated by the Audit Committee or the member(s) of the Audit Committee with authority to pre-approve such services.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Discussion and Analysis (“CD&A”) describes the objectives of the Corporation’s executive compensation program, the process for determining executive officer compensation, and the elements of the compensation of the Named Executives, who are the Corporation’s President and Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), and the next three highest paid executive officers of the Corporation.

The executive compensation program is administered by the Compensation Committee. The Compensation Committee reviews and recommends to the Board the annual goals and objectives relevant to the CEO. The Compensation Committee is also responsible for evaluating and recommending to the Board the base salaries, annual incentives and long-term equity incentive awards for the CEO, executive vice presidents and other selected officers of the Corporation.

Executive Compensation Policy

The Corporation has in place an executive compensation structure designed to help attract, motivate, reward and retain highly qualified executives. The compensation programs are designed to fairly reflect, in the judgment of the Compensation Committee, the Corporation’s performance, and the responsibilities and personal performance of the individual executives, while assuring that the compensation reflects principles of sound risk management and performance metrics consistent with long-term contributions to sustained profitability, as well as fidelity to the values and expected conduct. To support those goals, the Corporation’s policy is to provide its Named Executives with a competitive base salary, a short-term annual incentive, a long-term equity incentive and other fringe benefits. The annual incentive and the long-term equity incentive, which are the variable components of total compensation, are based on specific performance metrics that vary by participant. The annual incentive incorporates metrics that are tailored to an executive’s responsibilities and consider corporate, business unit/area and individual performance. The long-term incentive is driven by corporate performance.

In light of the Corporation’s TARP participation, the Corporation became subject to certain executive compensation restrictions under the Emergency Economic Stabilization Act of 2008 , as amended by the American Reinvestment and Recovery Act of 2009 and the rules and regulations promulgated thereunder, under U.S. Treasury regulations and under the contract pursuant to which the Corporation sold preferred stock to the U.S. Treasury.

Those restrictions apply to what the U.S. Treasury refers to as the Corporation’s senior executive officers, who are the named executive officers as defined under SEC regulations. For 2010, because of the Corporation’s participation in the CPP, the Compensation Committee operated the executive compensation program in a significantly different fashion than in years before its issuance to the U.S. Treasury of preferred stock in 2009 under the CPP. Specifically, under the CPP, the Corporation:

•

must prohibit the payment or accrual of any bonus payments to the Corporation’s Named Executives and the 10 next most highly-compensated employees (“MHCEs”), except for (a) long-term restricted stock if it satisfies the following requirements: (i) the value of the grant may not exceed one-third of the amount of the employee’s annual compensation calculated in the fiscal year in which the compensation is granted, (ii) no portion of the grant may vest before two years after the grant date and (iii) the grant must be subject to a further restriction on transfer or payment in accordance with the repayment of TARP funds; or (b) bonus payments required to be paid pursuant to written employment agreements executed on or before February 11, 2009;

•	cannot make any “golden parachute payments” to its Named Executives or the next five MHCEs;

•

must require that any bonus, incentive and retention payments made to the Named Executives and the next 20 MHCEs are subject to recovery if based on statements of earnings, revenues, gains or other criteria that are later found to be materially inaccurate;

•	must prohibit any compensation plan that would encourage manipulation of reported earnings;

•	at least every six months must discuss, evaluate and review with the senior risk officers any risks (including long-term and short-term risks) that could threaten the value of the Corporation; and

•

must make annual disclosures to the U.S. Treasury of, among other information, perquisites whose total value during the year exceeds $25,000 for any of the Named Executives or 10 next MHCEs and provide a narrative description of the amount and nature of those perquisites, and a justification for offering them.

TARP Related Actions — Amendments to Executive Compensation Program

As required by ARRA, a number of amendments were made to our executive compensation program; these are:

•	Bonuses and other incentive payments to Named Executives and the next ten (10) MHCEs have been prohibited during the TARP period.

•

Employment agreements were amended to provide that benefits to the executives shall be construed and interpreted at all times that the U.S. Treasury maintains any debt or equity investment in the Corporation in a manner consistent with EESA and ARRA, and all such agreements shall be deemed to have been amended as determined by the Corporation so as to comply with the restrictions imposed by EESA and ARRA.

•	The change of control provisions previously applicable to Named Executives and the next five (5) MHCEs have been suspended during the TARP period.

•

A recovery or “clawback” acknowledgment has been signed by the Named Executives and the next twenty (20) MHCEs under which they acknowledge, understand and agree to the return of any bonus payment or awards made during the TARP period based upon materially inaccurate financial statements or performance metrics.

•	There were no bonus payments to any such officers or employees during 2010.

To the extent the Corporation repays the TARP investment in the future, the Corporation anticipates a complete re-evaluation of base salaries and short-term and long-term incentive programs to ensure that they align strategically with the needs of the business and the competitive market at that time.

Pay for Performance

The Corporation has a performance-oriented executive compensation program that is designed to support its corporate strategic goals, including growth in earnings and growth in stockholder value. The compensation structure reflects the belief that executive compensation must, to a large extent, be at risk where the amount earned depends on achieving rigorous corporate, business unit and individual performance objectives designed to enhance stockholder value. To the extent the Corporation resumes paying bonuses in the future, actual incentive payouts will be larger if superior target performance is achieved and smaller if target performance is not achieved.

Market Competitiveness

Historically, the Corporation has targeted total compensation, including base salaries, annual target incentive opportunities, and long-term target incentive opportunities including equity-based incentives, at the 75th percentile of compensation paid by similarly-sized companies. We believe that targeting the 75th percentile of compensation paid to the peer group is appropriate given the degree of difficulty in achieving our performance targets, as demonstrated by the fact that, in 2010, the Corporation did not achieve the specified level of financial performance required to make awards of equity, as discussed below. An additional consideration relates to the challenges of attracting and retaining talent. While the philosophy has been to set total compensation for executives at the 75th percentile of compensation paid by a peer group of banks, the Corporation will also assess competitive or recruiting pressures in the market for executive talent. These pressures potentially may threaten the ability to retain key executives. The Board will exercise its discretion in adjusting compensation targets as necessary and appropriate to address these risks. In 2010, the Corporation did not base compensation on an analysis of compensation paid by a peer group because of the restrictions that the Corporation agreed to in connection with its sale of preferred stock to the U.S. Treasury and because the Corporation did not achieve the performance target that would have enabled it to make equity grants. When the Corporation used a peer group for compensation purposes, which it expects to do again in the future as part of the process of reviewing the Corporation’s compensation plans, it will identify the members of the peer group based on appropriate factors, which may include, but are not limited to, factors such as industry, asset size and location.

We will continue to monitor market competitive levels and, if permissible under our agreement with the U.S. Treasury, the Compensation Committee will make adjustments as appropriate to align executive officer pay with our stated pay philosophy and desire to drive a strong performance oriented culture. In light of the constraints we and many of our peers face under ARRA, we believe the market will continue to change quickly and we will monitor these changes to ensure our programs allow us to continue to attract and retain top talent and reward for strong performance and value creation.

Compensation Review Process

The Compensation Committee typically reviews and recommends to the Board the base salaries, short-term incentive awards and long-term incentive awards of the CEO and other selected senior executives in the first quarter of each year with respect to performance results for the preceding year. The Corporation’s President and CEO, following the compensation structure approved by the Board, makes recommendations concerning the amount of compensation to be awarded to executive officers, excluding himself. The CEO does not participate in the Compensation Committee’s deliberations or decisions. The Compensation Committee reviews and considers his recommendations and makes a final determination. In making its determinations, the Compensation Committee reviews the Corporation’s performance as a whole and the performance of the executives as it relates to the accomplishment of the goals and objectives set forth for management for the year, together with any such goals that have been established for the relevant lines of business of the Corporation.

Role of the Compensation Consultant

The role of the outside compensation consultants is to assist the Compensation Committee in analyzing executive pay packages and contracts, perform executive compensation reviews including market competitive assessments and develop executive compensation recommendations for the Compensation Committee’s consideration. Through September 21, 2009, the Compensation Committee retained Mercer as its independent executive compensation consultants. Following this period, the Committee decided to engage Compensation Advisory Partners (“CAP”) as the consultant when the lead consultant on the Mercer engagement left Mercer to form CAP. CAP provides advice to the Committee on executive and director compensation. During 2010, CAP did not provide any other services to the Corporation.

Elements of Executive Compensation

The elements of the Corporation’s regular total compensation program (not all elements of which are currently active because of the TARP requirements) and the objectives of each element are identified below:

•	Base salary

•	Annual incentives

•	Long-term equity incentives

•	Other compensation

Each element of the compensation structure is intended to support and promote the following results and behavior:

•	Reward for strong performance

•	Attract and retain the talent needed to execute our strategy and ultimately deliver value to stockholders

•	Deliver a compensation package that is competitive with the market and commensurate with the performance delivered

Base Salary

Base salary is the basic element of direct cash compensation, designed to reward individual performance and level of experience. In setting the base salary, the Board takes into consideration the experience, skills, knowledge and responsibilities required of the Named Executives in their roles, the individual’s achievement of pre-determined goals and objectives, the Corporation’s performance and marketplace salary data to help ensure that base salaries of the Corporation’s Named Executives are within competitive practices relative to the base salaries of comparable executive officers in peer group companies. The Board seeks to maintain base salaries that are competitive with the marketplace, to allow it to attract and retain executive talent.

Considering the economic conditions and performance of the Corporation during 2010, the base salaries of the Named Executives were not increased during 2010. In addition, during 2009, the Corporation expanded to all employees of the Corporation the salary freeze applicable to employees whose base salary exceeded $50,000. During 2010, the Corporation continued with such salary freeze applicable to all employees. The base salaries of Messrs. Aurelio Alemán-Bermúdez, President and Chief Executive Officer, and. Lawrence Odell, Executive Vice President and General Counsel, have not been adjusted since 2005 and 2006, respectively.

Annual Incentive

Generally, the annual incentive element of the Corporation’s executive compensation program is designed to provide cash bonuses to executive officers who generate strong corporate financial performance and, therefore, seeks to link the payment of cash bonuses to the achievement of key strategic, operational and financial performance objectives. Other criteria, besides financial performance, may include objectives and goals that may not involve actions that specifically and directly relate to financial matters, but the resolutions of which would necessarily protect the financial soundness of the Corporation.

In light of the restrictions imposed under the CPP, this component of compensation is suspended during the TARP period. No incentive bonus has been or will be earned or paid to our Named Executives and the next ten most highly compensated employees during that period, although Christmas bonuses, which are paid to all employees in nominal amounts, have been paid also to the Named Executives. Furthermore, in light of the limitations imposed by the CPP and considering the continuing worsening economic conditions which affected the performance of the Corporation, during 2010, the Corporation limited cash incentives to those employees who exceeded and consistently demonstrated exceptional performance.

Long-Term Equity Incentive

The long-term equity incentive executive compensation structure approved by the Board provides a variable pay opportunity for long-term performance through a combination of restricted stock and stock option grants designed to reward overall corporate performance. The award is intended to align the interests of the Named Executives directly to the interests of stockholders and is an important retention tool for the Corporation. Generally, the compensation structure contemplates long-term incentives that are awarded in equal values in the form of stock options and performance-accelerated restricted stock. Stock option grants are awarded based on overall individual performance and shares of performance-accelerated restricted stock are awarded if a minimum of 80% of the respective year’s after tax adjusted net income target is achieved. Notwithstanding the foregoing, under the CPP, the Corporation’s incentive program for Named Executives is solely allowed in the form of restricted stock. In accordance with CPP limitations, the Named Executives were eligible for a long-term restricted stock grant of up to one-third of their total annual compensation. Such restricted stock requires a minimum vesting period of two years after the grant date and is subject to transferability restrictions thereafter as required by EESA, so long as CPP obligations remain outstanding (shares may become transferable in 25% increments as the CPP funds are repaid by the Corporation). During 2010, no restricted stock awards were granted due to the Corporation’s financial performance and the continued adverse economic conditions which affected the performance of the Corporation,. In addition, in light of the restrictions imposed under the CPP, the stock option component of compensation is suspended during the TARP period.

Other Compensation

The use of personal benefits and perquisites as an element of compensation in the Corporation’s 2010 executive compensation program is extremely limited. The Named Executives have been provided with a corporate-owned automobile, club memberships and a life insurance policy of $1,000,000 ($500,000 in excess of other employees). Like all other employees, the Named Executives may participate in the Corporation’s defined contribution retirement plan (including the Corporation’s match) and group medical and dental plans and receive long-term and short-term disability, health care, and group life insurance benefits. In addition, the CEO is provided with personal security and a chauffeur solely for business purposes.

EXECUTIVE COMPENSATION DISCLOSURE

Summary Compensation Table

The Summary Compensation Table set forth below discloses compensation for the Named Executives of the Corporation, FirstBank or its subsidiaries.

Name and Principal Position	Year	Salary ($) (a)	Bonus ($) (b)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (c)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (d)	Total ($)
Aurelio Alemán-Bermúdez	2010	750,000	1,200	—	—	—	—	59,538	810,738
President and Chief Executive Officer	2009	778,846	2,200	—	—	—	—	30,170	811,216
	2008	750,000	2,200	—	—	748,952	—	18,646	1,519,798

Orlando Berges-González(e)	2010	600,000	1,200	—	—	—	—	12,686	613,886
Executive Vice President and Chief Fiancial Officer	2009	387,692	2,200	—	—	—	—	7,619	397,511

Lawrence Odell(f)	2010	720,100	1,200	—	—	—	—	5,713	727,013
Executive Vice President, General Counsel and Secretary of the Board of Directors	2009	720,100	2,200	—	—	—	—	5,130	727,430
	2008	720,100	2,200	—	—	437,563	—	7,043	1,166,906

Victor Barreras-Pellegrini	2010	468,000	1,200	—	—	—	—	19,816	489,016
Senior Vice President and Treasurer	2009	468,000	2,200	—	—	—		21,894	492,094
	2008	468,000	2,200	—	—	163,800		23,141	657,141

Calixto García-Vélez(g)	2010	400,000	1,200	—	—	—	—	72,584	473,784
Executive Vice President and Florida Region Executive	2009	325,897	202,200	—	—	—	—	50,467	578,564

(a)	Includes regular base pay before payroll deductions for years 2008, 2009 and 2010. Year 2009 was a “pay period leap year” which means that there were 27 bi-weekly paydays instead of 26; hence, employees received more cash compensation during the year than payable based on their annual base salary rates.

(b)	The column includes the Christmas bonus and discretionary performance bonus payments. The Christmas bonus is a non-discriminatory broad-based benefit offered to all employees, under which the Corporation paid during 2010 six percent (6%) of the employees’ base salary up to $1,200 and six percent (6%) of the employees’ base salary up to $2,200 during 2008 and 2009. In addition, this column includes a sign-on bonus of $200,000, permitted by ARRA, given to Mr. García-Vélez during 2009 upon his retention as executive vice president. Additional information regarding his employment can be found below in footnote (g) of this section.

(c)	The amounts in this column represent the payments made to Named Executives relating to the short-term annual incentive component of total executive compensation. In 2010 and 2009, based on TARP restrictions, the compensation program for Named Executives was limited to base salary and restricted stock. Non-equity compensation includes the short-term annual incentive related to 2008 performance. The short-term annual incentive was determined as a percentage of base salary using metrics against which performance is measured.

(d)	Set forth below is a breakdown of all other compensation (i.e., personal benefits):

Name and Principal Position	Year	Company- owned Vehicles ($)	Car Allowance	1165(e) Plan Contribution ($) (a)	Security ($)	Memberships & Dues ($)	Utility & home maintenance ($) (b)	Other ($) (c)	Total ($)
Aurelio Alemán-Bermúdez	2010	6,347	—	2,000	43,928	6,465	—	798	59,538
	2009	4,722	—	4,154	13,528	6,968	—	798	30,170
	2008	8,701	—	5,600	—	3,547	—	798	18,646

Orlando Berges-González	2010	5,849	—	346	—	5,693	—	798	12,686
	2009	3,298	—	—	—	3,789	—	532	7,619

Lawrence Odell	2010	4,915	—	—	—	—	—	798	5,713
	2009	4,332	—	—	—	—	—	798	5,130
	2008	6,245	—	—	—	—	—	798	7,043

Victor Barreras-Pellegrini	2010	—	13,200	2,250	—	4,366	—	—	19,816
	2009	—	13,200	2,970	—	5,724	—	—	21,894
	2008	—	13,200	4,400	—	5,541	—	—	23,141

Calixto García-Vélez	2010	3,817	—	786	—	3,832	62,949	1,200	72,584
	2009	2,051	—	720	—	5,000	42,696	—	50,467

(a)	Includes the Corporation’s contribution to the executive’s participation in the Defined Contribution Retirement Plan.

(b)	Consists of reimbursement for utility expenses in 2010 paid to Mr. García-Vélez as a result of his employment as executive vice president of the Florida operations. Consists of relocation ($12,696) and housing and utilities ($30,000) expenses in 2009.

(c)	Other compensation for the three fiscal years includes the amount of the life insurance policy premium paid by the Corporation in excess of the $500,000 life insurance policy available to all employees.

(e)	On May 7, 2009, the Corporation entered into a three-year employment agreement with Mr. Berges-González which became effective May 11, 2009, relating to the services of Mr. Berges-González as Executive Vice President of the Corporation and, upon Mr. Fernando Scherrer’s resignation, as Chief Financial Officer. The employment agreement has automatic one-year extensions unless the Corporation or Mr. Berges-González provides prior notice that the employment agreement will not be extended. Under the terms of the employment agreement, Mr. Berges-González is entitled to receive annually a base salary of $600,000 plus an annual bonus opportunity based upon Mr. Berges-González’s achievement of predetermined business objectives. In addition, Mr. Berges-González is entitled to use a company-owned automobile, participate in the Corporation’s stock incentive, retirement, and other plans, and receive other benefits granted to employees and executives of the Corporation. Pursuant to ARRA provisions, the bonus component of Mr. Berges’ compensation package has been prohibited during the TARP period.

(f)	In February 2006, the Corporation entered into an employment agreement with Mr. Lawrence Odell and, at the same time, entered into a services agreement with the Law Firm where he is a partner, relating to the services of Mr. Odell as Executive Vice President and General Counsel of the Corporation. Mr. Odell receives a nominal base salary of $100.00 a year and the opportunity to receive an annual performance bonus based upon his achievement of predetermined business objectives. The services agreement provides for monthly payments to the Law Firm of $60,000, which has been taken into consideration in determining Mr. Odell’s salary and has been included as such in the Summary Compensation Table for years 2008, 2009 and 2010. In addition, Mr. Odell’s employment agreement provides that, on each anniversary of the date of commencement, the term of such agreement is automatically extended for an additional one (1) year period beyond the then-effective expiration date. The services agreement had a term of four years expiring on February 14, 2010. In light of the automatic extension of Mr. Odell’s employment agreement, on January 29, 2010, the Board has extended the term of the services agreement, most recently for a term through February 14, 2012, unless earlier terminated.

(g)	In March 2009, the Corporation hired Mr. Calixto García-Vélez as Executive Vice-President and Florida Division Executive with responsibilities for the Corporation’s Florida operations. Under the terms of Mr. García-Vélez’s employment offer, Mr. García-Vélez receives a base salary of not less than $400,000 a year and a guaranteed sign-on bonus of $200,000. The sign-on bonus payment is included in the bonus section of the Summary Compensation Table for 2009.

Grants of Plan-Based Awards

Due to the Corporation’s financial performance during 2010, non-equity and equity incentive award opportunities were not achieved and no grants of plan-based awards were made, specifically:

•	No cash awards were made due to TARP restrictions,

•	No restricted stock awards were made due to the Corporation not achieving at least 80% of prior year’s earnings, and

•	No stock options were granted due to restrictions under TARP.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information with respect to the unexercised options held by Named Executives as of December 31, 2010.

	Option Awards					Stock Awards
Name(a)	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#)Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not vested	Market Value of Shares or Units of Stock that have not vested	Equity Incentive Plan Awards: Number of Unearned Shares, Unit or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, that have not Vested ($)
Aurelio Alemán-Bermúdez	6,000	—	—	140.15	2/26/2012	—	—	—	—
	4,000	—	—	192.20	2/25/2013	—	—	—	—
	4,800	—	—	321.75	2/20/2014	—	—	—	—
	4,800	—	—	358.80	2/22/2015	—	—	—	—
	10,000	—	—	190.20	1/24/2016	—	—	—	—
	10,000	—	—	138.00	1/21/2017	—	—	—	—

Lawrence Odell	6,666	—	—	189.60	2/15/2016	—	—	—	—
	5,000	—	—	138.00	1/21/2017	—	—	—	—

Victor Barreras-Pellegrini	3,333	—	—	133.50	7/10/2016	—	—	—	—
	1,333	—	—	138.00	1/21/2017	—	—	—	—

(a)	Messrs. Berges-González and García-Vélez did not have unexercised options as of December 31, 2010.

Options Exercised and Stock Vested Information

During 2010, no stock options were exercised by the Named Executives.

Pension Benefits

The Corporation does not have a defined benefit or pension plan in place for the Named Executives.

Defined Contribution Retirement Plan

The Named Executives are eligible to participate in the Corporation’s Defined Contribution Retirement Plan pursuant to Section 1165(e) of the Puerto Rico Internal Revenue Code (“PRIRC”), which provides retirement, death, disability and termination of employment benefits. The Defined Contribution Retirement Plan complies with the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Retirement Equity Act of 1984, as amended (“REA”). An individual account is maintained for each participant and benefits are paid based solely on the amount of each participant’s account.

The Named Executives may defer up to $9,000 of their annual salary into the Defined Contribution Retirement Plan on a pre-tax basis as employee salary savings contributions. Each year the Corporation will make a contribution equal to 25% of the first 4% of each participating employee’s contribution; no match is provided for contributions in excess of 4% of compensation. Corporate contributions are made to employees with a minimum of one year of service. At the end of the fiscal year, the Corporation may, but is not obligated to, make additional contributions in an amount determined by the Board; however, the maximum of any additional contribution in any year may not exceed 15% of the total compensation of the Named Executives and no basic monthly or additional annual matches need be made in years during which the Corporation incurs a loss.

Non-Qualified Deferred Compensation

The Corporation’s Deferred Compensation Plan was terminated by unanimous consent of the plan participants during 2009 in accordance with the provisions of the plan. During 2010, the Corporation did not have a Deferred Compensation Plan in place for the Named Executives.

Employment Contracts, Termination of Employment, and Change in Control Arrangements

Employment Agreements.    The following table discloses information regarding the employment agreements entered into with the Named Executives.

Name(a)	Effective Date	Current Base Salary	Term of Years
Aurelio Alemán-Bermúdez	2/24/1998	$750,000	4
Orlando Berges-González	5/11/2009	$600,000	3
Lawrence Odell(b)	2/15/2006	$720,100	4
Victor Barreras-Pellegrini	7/6/2006	$468,000	3

(a)	In connection with the Corporation’s participation in the Capital Purchase Program, (i) the Corporation amended its compensation, bonus, incentive and other benefit plans, arrangements and agreements (including severance and employment agreements), to the extent necessary to be in compliance with the executive compensation and corporate governance requirements of Section 111(b) of EESA and applicable guidance or regulations issued by the U.S. Treasury on or prior to January 16, 2009 and (ii) each Named Executive executed a written waiver releasing the U.S. Treasury and the Corporation from any claims that such officers may otherwise have as a result of the Corporation’s amendment of such arrangements and agreements to be in compliance with Section 111(b) of EESA. Until such time as the U.S. Treasury ceases to own any equity securities of the Corporation acquired pursuant to the Capital Purchase Program, the Corporation must comply with these requirements.

(b)

Mr. Odell’s employment agreement provides that, on each anniversary of the date of commencement, the term of such agreement is automatically extended for an additional one (1) year period beyond the then-effective expiration date. The Services Agreement entered into with the Law Firm in February 2006 in connection with the Corporation's execution of Mr. Odell’s employment agreement had a term of four years expiring on February 14, 2010. In light of the automatic extension of Mr. Odell’s employment agreement, the Board has extended the term of the services agreement, most recently for a term through February 14, 2012, unless earlier terminated.

The agreements provide that on each anniversary of the date of commencement of each agreement the term of such agreement shall be automatically extended for an additional one (1) year period beyond the then-effective expiration date, unless either party receives written notice that the agreement shall not be further extended.

Under the employment agreements with Messrs. Alemán-Bermúdez and Odell, the Board may terminate the contracting officer at any time; however, unless such termination is for cause, the contracting officer will be entitled to a severance payment of four (4) times his/her annual base salary (base salary defined as $450,000 in the case of Mr. Odell), less all required deductions and withholdings, which payment shall be made semi-monthly over a period of one year. The employment agreements with Mr. Berges-González’s and Mr. Barreas-Pellegrini provide for severance payments in an amount prorated to cover the remaining balance of the three (3) year employment agreement term times his base salary, unless such termination is for cause. With respect to a termination for cause, “cause” is defined to include personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty, intentional failure to perform stated duties, material violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order or any material breach of any provision of the employment agreement.

In the event of a “change in control” of the Corporation during the term of the current employment agreements, the executive is entitled to receive a lump sum severance payment equal to his or her then current base annual salary (base salary defined as $450,000 in the case of Mr. Odell) plus (i) the highest cash performance bonus received by the executive in any of the four (4) fiscal years prior to the date of the change in control (three (3) years in the case of Mr. Orlando Berges-González and Mr. Barreras-Pellegrini) and (ii) the value of any other benefits provided to the executive during the year in which the change in control occurs, multiplied by four (4) (three (3) in the case of Mr. Berges-González and Mr. Barreras-Pellegrini). Termination of employment is not a requirement for a change in control severance payment under the employment agreements of Messrs. Alemán-Bermúdez, Odell and Barreras-Pellegrini. With respect to Mr. Berges-González’s employment agreement, which was executed during 2009, Mr. Berges-González would be entitled to a severance payment due to a change in control if he is terminated within two years following the change in control. This change is consistent with the Board’s new policy relating to employment contracts, under which all new employment contracts shall not have a term of more than 3 years and must require termination of employment in the event of a severance payment occurring with a change in control. Pursuant to the employment agreements, a “change in control” is deemed to have taken place if a third person, including a group as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of shares of the Corporation having 25% or more of the total number of votes which may be cast for the election of directors of the Corporation, or which, by cumulative voting, if permitted by the Corporation’s charter or By-laws, would enable such third person to elect 25% or more of the directors of the Corporation; or if, as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Corporation before any such transaction cease to constitute a majority of the Board of the Corporation or any successor institution.

The following table describes and quantifies the benefits and compensation to which the Named Executives would have been entitled under existing plans and arrangements if their employment had terminated on December 31, 2010, based on their compensation and services on that date. The amounts shown in the table do not include payments and benefits available generally to salaried employees upon termination of employment, such as accrued vacation pay, distribution from the 1165(e) plan, insurance benefits, or any death, disability or post-retirement welfare benefits available under broad-based employee plans.

Name	Death, Disability, Termination Without Cause and Change in Control	Severance ($)(a)	Disability Benefits ($)	Insurance Benefit ($)	Total ($)
Aurelio Alemán-Bermúdez	Death(b)	—	—	500,000	500,000
	Permanent Disability(c)	—	1,800,000	—	1,800,000
	Termination without cause	3,000,000	—	—	3,000,000
	Change in Control	6,287,540	—	—	6,287,540

Orlando Berges-González	Death(b)	—	—	500,000	500,000
	Permanent Disability(c)	—	1,080,000	—	1,080,000
	Termination without cause	1,671,898	—	—	1,671,898
	Change in Control	1,845,810	—	—	1,845,810

Lawrence Odell	Death(b)	—	—	500,000	500,000
	Permanent Disability(c)	—	1,080,000	—	1,080,000
	Termination without cause	1,800,000	—	—	1,800,000
	Change in Control	3,573,104	—	—	3,573,104

Victor Barreras-Pellegrini	Death(b)	—	—	—	—
	Permanent Disability(c)	—	—	—	—
	Termination without cause	1,327,993	—	—	1,327,993
	Change in Control	1,954,848	—	—	1,954,848

Calixto García-Vélez	Death(b)	—	—	500,000	500,000
	Permanent Disability(c)	—	—	—	—
	Termination without cause	—	—	—	—
	Change in Control	—	—	—	—

(a)	As described above in connection with the Corporation’s participation in the CPP in January 2009, the Corporation amended its compensation, bonus, incentive and other benefit plans, arrangements and agreements (including severance and employment agreements), to the extent necessary to be in compliance with the executive compensation and corporate governance requirements of Section 111(b) of EESA and applicable guidance or regulations issued in connection with the CPP; these amendments have not been taken into consideration when quantifying the benefits and compensation to which the Named Executives would have been entitled to receive under this column if their employment had terminated on December 31, 2010. Notwithstanding the amounts included in this column, during the period in which any obligation arising from the U.S. Treasury’s financial assistance remains outstanding, the Corporation is prohibited from making certain severance payments in connection with the departure of the Named Executives from the Corporation for any reason, including due to a change in control, other than a payment for services performed or benefits accrued. The rules under ESSA exclude from this prohibition qualified retirement plans, payments due to an employee’s death or disability and severance payments required by state statute or foreign law.

(b)	Amount includes life insurance benefits in excess of those amounts available generally to other employees.

(c)

If the executive becomes disabled or incapacitated for a number of consecutive days exceeding those to which the executive is entitled as sick-leave and it is determined that the executive will continue to temporarily be unable to perform his/her duties, the executive will receive 60% of his/her compensation exclusive of any other benefits he/she is entitled to receive under the corporate-wide plans and programs available to other employees. If it is determined that the executive is permanently disabled, the executive will receive 60% of his/her compensation for the remaining term of the employment agreement. The executive will be considered “permanently disabled” if absent due to physical or mental illness on a full time basis for three consecutive months. Amount includes disability benefits in excess of those amounts available generally to other employees.

COMPENSATION COMMITTEE REPORT

The Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the “2010 10-K”) includes the Compensation Committee Report set forth below, which was issued by the members of the Compensation Committee at the time the 2010 10-K was filed with respect to the Compensation Discussion and Analysis that was included in the 2010 10-K. Dr. Umpierre-Catinchi is the only remaining member of the Compensation Committee that issued this Report. Messrs. Díaz-Irizarry and Kolodziej resigned from the Board effective September 30, 2011 and October 7, 2011, respectively.

Overview of risk and compensation plans.    As stated in the Compensation Discussion and Analysis, the Corporation believes it should have sound compensation practices that fairly reward the exceptional employees, and exceptional efforts by those employees, while assuring that their compensation reflects principles of risk management and performance metrics that promote long-term contributions to sustained profitability, as well as fidelity to the values and rules of conduct expected of them. We are committed to continually evaluating and improving our compensation programs through:

•	Frequent self-examination of the impact of our compensation practices on the Corporation’s risk profile, as well as evaluation of our practices against emerging industry-wide practices;

•	Systematic improvement of our compensation principles and practices, ensuring that our compensation practices improve the Corporation’s overall safety and soundness; and

•	Continuing development of compensation practices that provide a strategic advantage to the Corporation and provide value for all stakeholders.

Risk-avoidance assessment of compensation plans.    As an integral part of the 2010 compensation process, the Compensation Committee directed the Chief Risk Officer (CRO) to conduct a review of risk in the Corporation’s compensation programs, examining three issues: (1) whether the compensation of the Named Executives encourages them to take unnecessary and excessive risks that threaten the value of the Corporation; (2) whether the Corporation’s employee compensation plans pose unnecessary risks to the Corporation; and (3) whether there was any need to eliminate any features of these plans to the extent that they encouraged the manipulation of reported earnings of the Corporation to enhance the compensation of any employee. The Compensation Committee provided substantial oversight, review and direction throughout the process described below.

The review focused on the structure of the awards to the Named Executives who were eligible for cash salary, incentive awards, and long-term restricted stock. The review also included all other short-term cash incentive plans under which employees of the Corporation and its subsidiaries are compensated. The only such plans were short-term cash incentive plans. The risk-avoidance analysis of the Corporation’s compensation arrangements and programs for Named Executives and employees focused on elements of the compensation plans that may have the potential to affect the behavior of employees with respect to their job-related responsibilities, or might directly impact the financial condition of the Corporation. The assessment encompassed the identification of the various elements of the Corporation’s compensation plans, the identification of the principal risks to the Corporation that may be relevant for each element, and the identification of the mitigating factors for those risks. Among the elements considered in the assessment were: (i) the performance metrics and targets related to individual business units and strategic goals related to deposit growth, enhancement of the Corporation’s asset quality and risk profile, product and geography expansion, achievement of strategies to strengthen the Corporation’s capital position, and net income targets, (ii) timing of pay out, and (iii) pay mix. Each element may present different risks to the Corporation; however, each has risk mitigating factors and many have no potential to encourage the manipulation of reported earnings.

In the risk-avoidance assessment, management concluded that the Corporation’s compensation plans are not reasonably likely to have a material adverse effect on the Corporation. Management believes that, in order to give rise to a material adverse effect on the Corporation, a compensation plan must provide benefits of sufficient size to be material to the Corporation or it must motivate individuals at the Corporation who are in a position to have a material impact on the Corporation to behave in a manner that is materially adverse to the Corporation.

While the analysis revealed that the Named Executives compensation arrangements and the employee compensation programs do not encourage them to take unnecessary or excessive risks or to manipulate reported earnings and that all reasonable efforts have been undertaken to ensure that these compensation plans do not encourage senior management or Named Executives or other employees to take unnecessary and excessive risks in running their businesses or business support functions, the Corporation continues to enhance and strengthen the control framework surrounding all of its compensation programs. Some of the actions being taken include the consolidation of similar incentive plans to streamline the compensation process, as well as expand the use of scorecards incorporating corporate performance metrics for the different positions eligible to participate in the compensation programs.

As mentioned above, the evaluation of the compensation programs revealed that they do not encourage Named Executives or other employees to take unnecessary and excessive risks that may threaten the value of the Corporation. The evaluation concluded that the compensation plans, in conjunction with internal controls, have distinct features that discourage and mitigate unnecessary or excessive risks, including the following:

•

The Corporation has historically assessed the competitiveness of its executive compensation structure through internal research and external studies conducted by independent compensation consultants taking into consideration survey and proxy data.

•

The compensation structure is based on a pay for performance methodology. The compensation depends on multiple performance factors based on the Corporation, business unit and individual achieving performance objectives designed to enhance stockholder value. Actual incentive payouts are larger if superior target performance is achieved and smaller if target performance is not achieved.

•	The compensation structure has a balance between performance objectives and risk management measures to prevent the taking of excessive risks.

•

The Corporation’s risk management structure, including policies and procedures, provides for the ability to anticipate, identify, measure, monitor and control risks faced by the Bank. The adequacy of the internal controls and risk management structure is continuously evaluated by internal and external examiners.

•	The cash incentive plan imposes a specific target dollar maximum amount for each Named Executives. The equity incentive plan imposes grant limits that apply on an individual basis.

•	The equity incentive plan by itself provides for downside leverage if the stock does not perform well.

•

Shares that may be granted under the stock award program vest ratably over a 4-year period following year 3 for a total vesting period of 7 years. Vesting acceleration provisions impose target performance goals tied to the earning per share that needs to be met.

•	The internal control structure provides for rigorous oversight of the lending and other applicable areas.

As part of the process to review the Corporation’s compensation plans with the CRO every six months, the Compensation Committee will analyze the 2011 incentive compensation arrangements as they are established and will continue to ensure that the Corporation complies with those provisions of the EESA or any other law or regulation related to compensation arrangements applicable to financial institutions participating in the CPP.

Committee Certifications.    The Committee certifies that (1) it has reviewed with the Corporation’s CRO the Named Executives compensation plans and has made all reasonable efforts to ensure that such plans do not encourage Named Executives to take unnecessary and excessive risks that threaten the value of the Corporation; (2) it has reviewed with the CRO the Corporation’s employee compensation plans and has made all reasonable efforts to limit any unnecessary risks those plans pose to the Corporation, and (3) it has reviewed the Corporation’s employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of the Corporation to enhance the compensation of any employee.

The Committee reviewed and discussed the Compensation Discussion and Analysis with members of senior management and, based on this review, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Corporation’s annual report on Form 10-K and proxy statement on Schedule 14A filed with the Securities and Exchange Commission.

Sharee Ann Umpierre-Catinchi (Chairperson)

Jorge Díaz-Irizarry

Frank Kolodziej

STOCKHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING

SEC rules and regulations require that proposals that stockholders would like included in a company’s proxy materials must be received by the Secretary of the Corporation no later than 120 days before the first anniversary of the date on which the previous year’s proxy statement was first mailed to stockholders unless the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s meeting. When the date is changed by more than 30 days from the date of the previous year’s meeting, the deadline is a reasonable time before the company begins to print and send its proxy materials. The Corporation changed the date of its 2011 Annual Meeting by more than 30 days from the date of the 2010 Annual Meeting but expects to hold its 2012 Annual Meeting of Stockholders on or before April 27, 2012, which is consistent with the dates of annual meetings in prior years, subject to the right of the Board to change such date based on changed circumstances.

Any proposal that a stockholder wishes to have considered for presentation at the 2012 Annual Meeting and included in the Corporation’s proxy statement and form of proxy used in connection with such meeting, must be forwarded to the Secretary of the Corporation at the principal executive offices of the Corporation no later than January 9, 2012. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.

Under the Corporation’s By-laws, if a stockholder seeks to propose a nominee for director for consideration at the annual meeting of stockholders, notice must be received by the Secretary of the Corporation at least 30 days prior to the date of the annual meeting of stockholders. Accordingly, under the By-laws, any stockholder nominations for directors for consideration at the 2012 Annual Meeting must be received by the Secretary of the Corporation at the principal executive offices of the Corporation no later than March 28, 2012.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2010, all Section 16(a) forms were filed in a timely manner, except that Messrs. Jorge Diaz-Irizarry, Hector M. Nevares-La Costa, José Menéndez-Cortada, and Dacio Pasarell and Dr. Sharee Ann Umpierre-Catinchi each filed one (1) late Form 4 relating to common stock acquired in exchange for shares of the Corporation’s preferred stock pursuant to the Corporation’s preferred stock exchange completed on August 30, 2010.

ANNUAL REPORT

A copy of our Annual Report to Stockholders for the year ended December 31, 2010 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at our annual meeting of stockholders. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material. Stockholders may obtain copies of our 2010 10-K, as filed with the Securities and Exchange Commission, without charge upon written request. Any exhibits listed in the 2010 10-K will also be furnished upon written request at the Corporation’s expense. Any such request should be directed to Lawrence Odell, Secretary of the Board of Directors, at First BanCorp, 1519 Ponce de León Avenue, Santurce, Puerto Rico 00908. An electronic copy of the Annual Report on Form 10-K for the year ended December 31, 2010 is also available on the Corporation’s website at www.firstbankpr.com or at http://bnymellon.mobular.net/bnymellon/fbp.

By Order of the Board of Directors,

/s/ Lawrence Odell

Lawrence Odell

Secretary

San Juan, Puerto Rico

November 14, 2011

Appendix A

FIRST BANCORP 2008 OMNIBUS INCENTIVE PLAN, AS AMENDED

Section I

PURPOSE

The purpose of the First BanCorp 2008 Omnibus Incentive Plan (the “Plan”) is to develop and provide long term incentive compensation benefits to First BanCorp’s (the “Corporation”) employees and directors, who are expected to contribute significantly to the success of the Corporation and its Affiliates, a proprietary interest in the continued growth and success of the Corporation through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, and other stock-based awards. The Plan is also intended to encourage recipients to remain in the employ of the Corporation and to assist the Board of Directors and Management in the attraction and recruitment of qualified officers to serve the Corporation and/or its Affiliates. The Plan is intended to comply with Section 1046 of the Puerto Rico Internal Revenue Code of 1994, as amended (with respect to calendar years commencing prior to January 1, 2011), Section 1040.08 of the Internal Revenue Code for a New Puerto Rico of 2011, as amended (with respect to calendar years commencing after December 31, 2010), and regulations promulgated thereunder, with respect to the Puerto Rico directors and employees participating thereunder, and Section 422 of the U.S. Internal Revenue Code of 1986, as amended, with respect to the U.S. employees participating in the Plan.

On January 21, 2007, the Corporation’s 1997 Employee Stock Option Plan (the “1997 Option Plan”) expired. All outstanding award grants under the 1997 Option Plan shall continue in full force and effect, subject to their original terms.

Section 2

DEFINITIONS

Whenever used herein, the following terms shall have the respective meanings set forth below:

(a)	“Affiliate” means any organization controlling, controlled by or under common control with the Corporation, or any corporation or other form of entity of which the Corporation owns, from time to time, directly or indirectly, 50% or more of the total combined voting power of all classes of stock. The term “Control” means the power (direct or indirect) to direct the policies and management of a company. In addition to the ownership of voting securities, control may be through voting trusts, stock in escrow and management.

(b)	“Award” means the award of an Option, a SAR, Restricted Stock, Restricted Stock Unit, Performance Share, or Other Stock-Based Award under the Plan.

(c)	“Award Agreement” shall mean an agreement which shall contain such terms and conditions with respect to an Award as the Committee shall determine, consistent with the Plan.

(d)	“Board” means the Board of Directors of the Corporation.

(e)	“Cause” means with respect to a Participant, any act or omission on the part of the Participant which involves personal dishonesty, willful misconduct, breach of fiduciary duty, a material violation of any law, rule or regulation of any regulatory agency, commission of a crime, a violation of any policy or rule of the Corporation or any Affiliates, or a material breach of any provision of any written covenant or agreement with the Corporation or any Affiliate, such as the willful and continued failure of the Participant to perform the duties set forth therein. No act or failure to act on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by him/her not in good faith and without reasonable belief that his/her action or omission was in the best interest of the Corporation. For purposes of this paragraph, any act or omission to act on the part of the Participant in reliance upon an opinion of counsel to the Corporation or to the Participant shall not be deemed to be willful or without reasonable belief that the act or omission to act was in the best interest of the Corporation.

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(f)	“Change in Control” shall be deemed to have taken place if: (i) a third person, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Corporation having 25% or more of the total number of votes which may be cast for the election of directors of the Corporation or which, by cumulative voting, if permitted by the Corporation’s charter or bylaws, would enable such third person to elect 25% or more of the directors of the Corporation; or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or any other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Corporation before such transaction shall cease to constitute a majority of the Board of the Corporation or any successor institution.

(g)	“Committee” means the Compensation and Benefits Committee of the Board or such other committee of the Board as the Board shall designate from time to time, which committee shall consist of two or more members, each of whom shall be a “Non Employee Director” within the meaning of Rule 16b-3, as promulgated under the Exchange Act, an “outside director” within the meaning of Section 162(m) of the U.S. Code, and an “independent director” under the rules of any exchange where the Common Stock may be traded.

(h)	“Common Stock” means the common stock of the Corporation, par value $0.10 per share.

(i)	“Corporation” means First BanCorp., a Puerto Rico Corporation, and any successor thereto.

(j)	“Covered Employees” are any Executive Officers or other Eligible Persons who are or the Committee determines may be “covered employees” within the meaning of U.S. Code Section 162(m).

(k)	“Disability” means permanently disabled or incapacitated, due to physical or mental illness, if absent from his/her duties with the Corporation on a full-time basis for three consecutive months.

(l)	“Eligible Persons” means officers, directors and other employees of the Corporation or its Affiliates. The Committee will determine the eligibility of officers, directors and other employees based on, among other factors, the position and responsibilities of such individuals and the nature and value to the Corporation or its Affiliates of such individual’s accomplishments and potential contribution to the success of the Corporation or its Affiliates. However, for purposes of the P.R. Code (Section 1046 of the Puerto Rico Internal Revenue Code of 1994, as amended, with respect to calendar years commencing before January 1, 2011, and Section 1040.08 of the Internal Revenue Code for a New Puerto Rico of 2011, as amended, with respect to calendar years commencing after December 31, 2010), , only directors and employees in Puerto Rico of the Corporation or its Affiliates may be eligible to receive Options. Whereas, for purposes of Section 422 of the U.S. Code, only employees of the Corporation or its Affiliates may be eligible to receive ISOs.

(m)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)	“Fair Market Value” means, with respect to stock or other property, the fair market value of such stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of stock as of a particular date shall mean, (i) the closing sales price per share of stock on the national securities exchange on which the stock is principally traded, for the date of grant, or (ii) if the shares of stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of stock in such over-the-counter market for the last preceding date on which there was a sale of such stock in such market, or if the shares of stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine in good faith.

(o)	“ISO” means an Option that is an “incentive stock option” within the meaning of U.S. Code Section 422.

(p)	“Non Employee Director” means a member of the Board of Directors of the Corporation or an Affiliate who is not an employee of the Corporation or any Affiliate.

(q)	“Non-qualified Stock Option” means an Option that is not an ISO or a QSO.

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(r)	“Option” (including ISOs, QSOs and Non-qualified Stock Options) means the right to purchase Common Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either (i) an ISO, (ii) a QSO or (iii) a Non-qualified Stock Option.

(s)	“Other Stock-Based Award” means an Award granted pursuant to Section 10 of the Plan.

(t)	“P.R. Code” means, with respect to calendar years commencing before January 1, 2011, the Puerto Rico Internal Revenue Code of 1994, as amended, and, with respect to calendar years commencing after December 31, 2010, the Internal Revenue Code for a New Puerto Rico of 2011, as amended, including, for these purposes, any regulations promulgated by the Puerto Rico Department of the Treasury with respect to the provisions of the P.R. Code, and any successor thereto.

(u)	“Participant” means those Eligible Persons designated by the affirmative action of the Committee to participate in the Plan.

(v)	“Performance Cycle” means the period selected by the Committee during which the performance of the Corporation or any Affiliate or unit thereof or any individual is measured for the purpose of determining the extent to which an Award subject to Performance Goals has been earned.

(w)	“Performance Goals” means the objectives for the Corporation, any Affiliate or business unit thereof, or an Eligible Person that may be established by the Committee for a Performance Cycle with respect to any performance based Awards contingently granted under the Plan, provided that, for awards intended to qualify for the performance-based compensation exception under Section 162(m) of the U.S. Code:

(i)	The performance criteria that shall be used to establish Performance Goals may include any or a combination of the following as determined by the Committee: (i) net earnings (either before or after (A) interest, (B) taxes, (C) depreciation and (D) amortization), (ii) gross or net sales or revenue, (iii) net income (either before or after taxes), (iv) operating profit, (v) cash flow (including, but not limited to, operating cash flow and free cash flow), (vi) return on assets, (vii) return on capital, (viii) return on stockholders’ equity, (ix) return on sales, (x) gross or net profit or operating margin, (xi) costs, (xii) funds from operations, (xiii) expense, (xiv) working capital, (xv) earnings per share, and (xvi) price per share of Common Stock, (xvii) regulatory ratings, (xviii) market share, (xix) growth in loans and/or other assets, (xx) growth in deposits, (xxi) various measures of credit quality, (xxii) customer satisfaction based on specified objective goals or a Corporation-sponsored customer survey, (xxiii) employee satisfaction based on specified objective goals or a Corporation-sponsored employee survey, (xxiv) economic value added measurements, (xxv) market share or market penetration with respect to specific designated products or services, product or service groups and/or specific geographic areas, (xxvi) total stockholder return or (xxvii) increase in stock price; any of these criteria may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group.

(ii)	The Committee may, in its discretion, at the time of grant, specify in the Award that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Corporation during the Performance Cycle; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under United States generally accepted accounting principles; (ix) non-cash valuation changes related to financial instruments accounted for at fair value; or (x) any other extraordinary item as the Committee may consider appropriate.

(x)	“Performance Shares” means an Award made pursuant to Section 9 of the Plan, which are units denominated in Common Stock, the number of such units which may be adjusted over a Performance Cycle based upon the satisfaction of Performance Goals.

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(y)	“QSO” means an Option that is a “qualified stock option” within the meaning of P.R. Code (Section 1046 of the Puerto Rico Internal Revenue Code of 1994, as amended, with respect to calendar years commencing before January 1, 2011, and Section 1040.08 of the Internal Revenue Code for a New Puerto Rico of 2011, as amended, with respect to calendar years commencing after December 31, 2010).

(z)	“Restricted Period” means the period of time during which Restricted Stock Units or shares of Restricted Stock are subject to forfeiture or restrictions on transfer.

(aa)	“Restricted Stock” means Common Stock awarded to a Participant pursuant to the Plan that is subject to forfeiture and restrictions on transferability in accordance with Section 8 of the Plan.

(bb)	“Restricted Stock Unit” means a Participant’s right to receive, pursuant to this Plan, one share of Common Stock (or in the discretion of the Committee, its cash equivalent) at the end of a specified period of time, which right is subject to forfeiture in accordance with Section 8 of the Plan.

(cc)	“Retirement” means the voluntary termination of employment by a Participant after he or she has attained the age of 65 or such other age as may be determined by the Committee in its sole discretion or as otherwise may be set forth in the Award Agreement or other grant document with respect to a Participant and a particular Award.

(dd)	“SAR” means a stock appreciation right granted under Section 7 in respect of one or more shares of Common Stock that entitles the holder thereof to receive, in cash or Common Stock, or a combination thereof, at the discretion of the Committee (which discretion may be exercised at or after grant, including after exercise of the SAR), an amount per share of Common Stock equal to the excess, if any, of the Fair Market Value on the date the SAR is exercised over the Fair Market Value on the date the SAR is granted.

(ee)	“Substitute Award” shall mean an Award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or SAR.

(ff)	“U.S. Code” means the U.S. Internal Revenue Code of 1986, as amended, including, for these purposes, any regulations promulgated by the Internal Revenue Service with respect to the provisions of the U.S. Code (“Treasury Regulations”), and any successor thereto.

Section 3

ELIGIBILITY

Any Eligible Person shall be eligible to be selected to receive an Award under the Plan, except that ISOs, pursuant to U.S. Code Section 422, may be granted only to employees of the Corporation or a subsidiary.

Section 4

ADMINISTRATION

(a)	The Plan shall be administered by the Committee. The Committee may issue rules and regulations for administration of the Plan. It shall meet at such times and places as it may determine.

(b)

Subject to the terms of the Plan and applicable law, the Board, upon receiving the relevant recommendations of the Committee, shall have power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) adopt the form of Award Agreements; (vi) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, or other Awards, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vii) correct any defect, supply any omission or

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reconcile any inconsistency in or among the Plan, an Award or an Award Agreement; (viii) determine whether, to what extent, and under what circumstances cash, shares of Common Stock, other securities, other Awards, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Board; (ix) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Board deems necessary or desirable for the administration of the Plan.

(c)	All decisions of the Board shall be final, conclusive and binding upon all parties, including the Corporation, the stockholders and the Participants.

Section 5

COMMON STOCK SUBJECT TO PLAN; OTHER LIMITATIONS

(a)	Subject to adjustment as provided in (e) below, (i) the maximum number of shares of Common Stock available for delivery under the Plan is 8,169,807 shares, and (ii) the maximum number of shares of Common Stock that may be subject to ISOs is 8,169,807 shares.

(b)	No Participant may receive Options, SARs or any Award granted in accordance with Section 11 below in any fiscal year that relate to more than 1.5 million shares of Common Stock.

(c)	If, after the effective date of the Plan, any shares of Common Stock covered by an Award, or to which such an Award relates, are forfeited, or if such an Award otherwise terminates without the delivery of shares of Common Stock, then the shares of Common Stock covered by such Award, or to which such Award relates, to the extent of any such forfeiture or termination, shall again be, or shall become, available for issuance under the Plan. Notwithstanding the foregoing, the following shares of Common Stock shall not become available for purposes of the Plan: (1) shares of Common Stock previously owned or acquired by the Participant that are delivered to the Corporation, or withheld from an Award, to pay the exercise price, (2) shares of Common Stock that are delivered or withheld for purposes of satisfying a tax withholding obligation, or (3) shares of Common Stock reserved for issuance upon the grant of a SAR that exceed the number of shares actually issued upon exercise.

(d)	Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares of Common Stock or shares of Common Stock acquired by the Corporation.

(e)	In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, shares of Common Stock or other securities), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Corporation, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Corporation, or other similar corporate transaction or event affects the shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Awards, including the aggregate and individual limits specified above, (ii) the number and type of shares of Common Stock (or other securities) subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of shares of Common Stock subject to any Award denominated in shares shall always be a whole number. Notwithstanding the foregoing, to the extent applicable, adjustments to Awards will be made only to the extent permitted under Section 409A of the U.S. Code.

(f)	Shares of Common Stock underlying Substitute Awards, and Awards settled in cash, shall not reduce the number of shares of Common Stock remaining available for issuance under the Plan.

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Section 6

STOCK OPTIONS

(a)	The Board, upon receiving the relevant recommendations of the Committee, may grant Options to Eligible Persons in the following forms: (1) ISOs; (2) QSOs, and (3) Non-qualified Stock Options. ISOs and QSOs may only be granted to those who meet the requirements of the U.S. or P.R. Code, respectively. Each Option will be evidenced by an Award Agreement.

(b)	Except in the case of Substitute Awards, Non-qualified Stock Options, QSOs and ISOs granted pursuant to the Plan shall have an exercise price of no less than the Fair Market Value of a share of Common Stock on the date the Option is granted. Except as provided in Section 5(e), the Board shall not have the ability or authority to reduce the exercise price of outstanding Options nor to grant any new Options or other Awards in substitution for or upon the cancellation of Options previously granted which shall have the effect of reducing the exercise price of any outstanding Option without the approval of a majority of the Corporation’s stockholders.

(c)	Each Option granted pursuant to the Plan shall become exercisable as determined by the Board at the time of grant. The Board shall determine the time or times at which an Option may be exercised in whole or in part.

(d)	The term of each Option shall be fixed by the Board but shall not exceed 10 years from the date of grant thereof.

(e)	Pursuant to the provisions of the P.R. Code (Section 1046 of the Puerto Rico Internal Revenue Code of 1994, as amended, with respect to calendar years commencing before January 1, 2011, and Section 1040.08 of the Internal Revenue Code for a New Puerto Rico of 2011, as amended, with respect to calendar years commencing after December 31, 2010) and/or Section 422 of the U.S. Code, the aggregate Fair Market Value of the shares (determined as of the time the Option is granted) with respect to which QSOs and/or ISOs are exercisable for the first time by any optionee during any calendar year (under the Plan and any other plans of the Corporation and its Affiliates) shall not exceed one hundred thousand dollars ($100,000).

(f)	Payment of the exercise price shall be made in cash or check. However, the Committee may, in its discretion, (i) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Participant for at least six months, duly endorsed for transfer to the Corporation with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and the broker timely pays a sufficient portion of the net proceeds of the sale to the Corporation in satisfaction of the Option exercise price; or (iv) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii) and (iv); provided, however, that the payment in the manner prescribed in the preceding paragraphs shall not be permitted to the extent that the Committee determines that payment in such manner shall result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal or an extension of credit in the form of a personal loan to or for any Director or executive officer of the Corporation that is prohibited by Section 13(k) of the Exchange Act or other applicable law.

Section 7

SARs

(a)	The Board, upon receiving relevant recommendations from the Committee, may grant SARs to Eligible Persons with terms and conditions that are not inconsistent with the provisions of the Plan. Each SAR shall be evidenced by an Award Agreement which includes the terms and conditions recommended by the Committee.

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(b)	SARs may be granted hereunder to Participants either alone (“freestanding”) or in addition to other Awards granted under the Plan (“tandem”) and may, but need not, relate to a specific Option granted under Section 6.

(c)	Any tandem SAR related to an Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. In the case of any tandem SAR related to any Option, the SAR or applicable portion thereof shall not be exercisable until the related Option or applicable portion thereof is exercisable and shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the SAR. Any Option related to any tandem SAR shall no longer be exercisable to the extent the related SAR has been exercised.

(d)	A freestanding SAR shall not have a term of greater than 10 years or, unless it is a Substitute Award, an exercise price less than the Fair Market Value of the Share on the date of grant. Except as provided in Section 5(e), the Board shall not have the ability or authority to reduce the exercise price of outstanding SARs nor to grant any new SARs or other Awards in substitution for or upon the cancellation of SARs previously granted which shall have the effect of reducing the exercise price of any outstanding SAR without the approval of a majority of the Corporation’s stockholders.

(e)	Upon exercise of a SAR, the holder shall be entitled to receive payment, in cash, in shares of Common Stock or in a combination thereof.

Section 8

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

(a)	The Board, upon receiving the relevant recommendations of the Committee, may grant Awards to Eligible Persons of Restricted Stock or Restricted Units. Each Award of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement which shall set forth the conditions, if any, which will need to be satisfied before the grant will be effective and the conditions, if any, under which the Participant’s Award will be forfeited or become vested, including Performance Goals, if any, that must be achieved as a condition to vesting.

(b)	Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by the Participant during the Restricted Period, except as hereinafter provided.

(c)	Unless otherwise stated, holders of Restricted Stock or Restricted Stock Units shall have the rights to dividends or dividend equivalents, as applicable, during the Restriction Period. Such dividends or dividend equivalents will accrue during the Restriction Period, but not be paid until restrictions lapse.

(d)	In the case of Restricted Stock, the Participant will have the right to vote shares.

(e)	For Restricted Stock and Restricted Stock Unit Awards intended to vest solely on the basis of the passage of time, the Awards will not vest more quickly than ratably over a three-year period beginning on the first anniversary of the award. Awards may vest more quickly in the event of (a) death, Disability or Retirement, (b) job loss due to workforce reduction, job elimination or divestiture or (c) a Change in Control. Also, Awards necessary in the recruitment of new key employees or for the retention of key employees acquired in a business combination will not be subject to a minimum time-based vesting requirement.

(f)	The restricted period shall commence upon the date of the grant by the Board and shall lapse with respect to the shares of Restricted Stock and Restricted Stock Units on such date the vesting period of the Award elapses.

Section 9

PERFORMANCE SHARES

The Board, upon receiving the relevant recommendations of the Committee, may grant Performance Shares to Eligible Persons. Performance Shares shall represent the right of a Participant to receive shares of Common

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Stock (or their cash equivalent) at a future date upon the achievement of Performance Goals established by the Committee, during a specified Performance Cycle. Performance Shares may include the right to receive dividend equivalents thereon, payable only upon achievement of the Performance Goals. Each Award of Performance Shares shall be evidenced by an Award Agreement which shall set forth the terms and conditions of the Award.

Section 10

OTHER STOCK-BASED AWARDS

The Board, upon receiving the relevant recommendations of the Committee, may grant Other Stock-Based Awards to Eligible Persons. An Other Stock-Based Award means any other type of equity-based or equity-related Award not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amount and subject to such terms and conditions as the Administrator shall determine. Such Awards may involve the transfer of actual shares of Common Stock, or payment in cash or otherwise of amounts based on the value of shares of Common Stock. Each Other Stock-Based Award shall be evidenced by an Award Agreement which shall set forth the terms and conditions of the Award.

Section 11

QUALIFIED PERFORMANCE-BASED AWARDS

(a)	The Board, upon receiving the relevant recommendations of the Committee, may determine whether an Award is to qualify as performance-based compensation (as described in Section 162(m)(4)(C) of the U.S. Code).

(b)	To the extent necessary to comply with the performance-based compensation requirements of Section 162, no later than ninety (90) days following the commencement of any Performance Cycle (or such earlier time as may be required under Section 162(m)), the Committee shall, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Goals applicable to the Performance Cycle (including any applicable adjustments), (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such Performance Cycle, and (iv) specify the relationship between the performance targets and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Cycle. Following the completion of each Performance Cycle, the Committee shall certify in writing whether the applicable performance targets have been met. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Cycle.

(c)	Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to qualify as performance-based compensation shall be subject to any additional limitations set forth in Section 162(m) of the U.S. Code (including any amendment to Section 162(m) or any regulations or rulings issued thereunder) that are requirements for qualification as performance-based compensation, and the Plan shall be deemed amended to the extent necessary to conform to such requirement.

Section 12

TERMINATION OF EMPLOYMENT; CHANGE IN CONTROL

(a)	In the event of the death of a Participant while in the employ or service of the Corporation, Awards held by such Participant, other than performance-based awards, which have not been exercised or which have not vested, shall vest and may be exercised, as the case may be (irrespective of whether the vesting period has been completed), by the estate of the Participant or by any person who acquired the right to exercise such Award by bequest or inheritance from such Participant, within one year after the date of such death but not later that the date on which the Award would otherwise expire.

(b)

If the employment or service of a Participant is terminated by reason of Disability, Awards held by such Participant, other than performance-based awards, which have not been exercised or which have not

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vested, shall vest and may be exercised, as the case may be (irrespective of whether the vesting period has been completed), within one year after such termination but not later than the date on which such Award would otherwise expire.

(c)	In the event a Participant’s employment or service is terminated by the Corporation or any Affiliate for Cause, Awards held by such Participant, other than performance-based awards, which have not been exercised or which have not vested shall be forfeited and canceled upon such termination and shall not thereafter be exercisable.

(d)	Unless otherwise determined by the Committee, in the event a Participant’s employment or service ends as a result of such Participant’s resignation from the Corporation or an Affiliate, any Award held by such Participant, other than performance-based awards, which has not been exercised or which has not vested, shall be forfeited and canceled upon such termination and shall not thereafter be exercisable.

(e)

If the employment or service of the Participant is terminated for any reason other than described in Section 12 (a) through (d), Awards held by such Participant, other than performance-based awards, which have not been exercised or which have not vested may be exercised, and shall vest as the case may be, at any time prior to the expiration of the term of the Award or the ninetieth (90th) day following the Participants termination of employment, whichever period is shorter, and any Awards that are not exercisable at the time of the termination of employment shall be canceled upon such termination and shall not thereafter be exercisable; provided, however, that any Awards held by a Participant whose employment is terminated by reason of Retirement, or who is voluntarily or involuntarily terminated within one year after a Change in Control, other than performance-based awards, shall vest and may be exercised, as the case may be (irrespective of whether the vesting period has been completed), within four months after the date of such termination but not later than the date on which the Awards would otherwise expire.

(f)	Based on particular circumstances evaluated by the Committee as they may relate to the termination of a Participant, the Board may, with the recommendation of the Committee, grant the full vesting of any Award held by the Participant upon termination of employment.

(g)	If awards are accelerated for reasons other than death, Disability, Retirement, or Change in Control, those discretionarily accelerated shares will be limited to 10% of the total number of shares authorized under Section 5(a) of the Plan.

(h)	The impact on performance-based Awards of a Change in Control or termination for any reason will be covered by the Award Agreement.

Section 13

AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

(a)	The Board may, at any time and from time to time amend, modify, suspend, or terminate this Plan, in whole or in part, without notice to or the consent of any Participant or employee; provided, however, that any amendment which would (i) increase the number of shares available for issuance under the Plan, (ii) lower the minimum exercise price at which an Option or SAR may be granted, (iii) change the Award limits as set forth in Section 5(a) or 5(b), or (iv) require stockholder approval under the rules of any exchange where the Common Stock may be traded, shall be subject to the approval of the Corporation’s stockholders. No amendment, modification or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant who holds the Award. (For this purpose, actions that alter the timing of federal income taxation of a Participant will not be deemed material unless such action results in an income tax penalty on the Participant.)

(b)	No Award may be granted subsequent to March 13, 2018. Absent additional stockholder approval, no Award intended to qualify as performance-based under Section 162(m) of the U.S. Code may be granted under the Plan after December 9, 2016.

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Section 14

MISCELLANEOUS

(a)	The Corporation may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of shares of Common Stock or payment of other benefits under any Award until completion of such registration or qualification of such shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the shares of Common Stock or other securities of the Corporation are listed or quoted, or compliance with any other obligation of the Corporation, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information, and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of shares of Common Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)	No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Corporation or an Affiliate), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.

(c)	The Corporation and any Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of shares of Common Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Corporation and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive shares of Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s withholding obligations, either on a mandatory or elective basis in the discretion of the Committee, or in satisfaction of other tax obligations if such withholding will not result in additional accounting expense to the Corporation. Other provisions of the Plan notwithstanding, only the minimum amount of shares of Common Stock deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld, unless withholding of any additional amount of shares of Common Stock will not result in additional accounting expense to the Corporation.

(d)	No election under Section 83(b) of the U.S. Code (to include in gross income in the year of transfer the amounts specified in U.S. Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award document or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Corporation of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) or other applicable provision.

(e)	If any Participant shall make any disposition of shares of Common Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Corporation of such disposition within ten days thereof.

(f)	The Corporation or any Affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Corporation or an Affiliate may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Corporation, including but not limited to amounts owed under Section (c) above, although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any such deduction or setoff.

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(g)	The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver shares of Common Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Corporation; provided that, the Committee may authorize the creation of trusts and deposit therein cash, shares of Common Stock, other Awards or other property, or make other arrangements to meet the Corporation’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(h)	Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Section 162(m) of the U.S. Code, and such other arrangements may be either applicable generally or only in specific cases.

(i)	No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j)	It is the intent of the Corporation that Options and SARs granted to Covered Employees and other designated Awards shall constitute qualified “performance-based compensation” within the meaning of Section 162(m) of the U.S. Code and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award. If any provision of the Plan or any Award document relating to an Award that is designated as intended to comply with Section 162(m) does not comply or is inconsistent with the requirements of Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

(k)	Other provisions of the Plan notwithstanding, to the extent applicable, the terms of any Award, including any authority of the Corporation and rights of the Participant with respect to the Award, shall be limited to those terms permitted under Section 409A, and any terms not permitted under Section 409A shall be automatically modified and limited to the extent necessary to conform with Section 409A. For this purpose, other provisions of the Plan notwithstanding, the Corporation shall have no authority to accelerate distributions relating to Awards subject to Section 409A in excess of the authority permitted under Section 409A, and any distribution subject to Section 409A(a)(2)(A)(i) (separation from service) to a “key employee” as defined under Section 409A(a)(2)(B)(i), shall not occur earlier than the earliest time permitted under Section 409A(a)(2)(B)(i).

(l)	The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the Commonwealth of Puerto Rico, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(m)	Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Corporation or an Affiliate, (ii) interfering in any way with the right of the Corporation or an Affiliate to terminate any Eligible Person’s or Participant’s employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Corporation unless and until the Participant is duly issued or transferred shares of Common Stock in accordance with the terms of an Award. Except as expressly provided in the Plan and an Award Agreement, neither the Plan nor any Award Agreement shall confer on any person other than the Corporation and the Participant any rights or remedies thereunder.

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(n)	If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

Amended December     , 2011

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VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. FIRST BANCORP P R ATTN: SARA ALVAREZ 1519 PONCE DE LEON AE., STOP 23 P.O. BOX 9146 SANTURCE, PR 00908-0146 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: For Against Abstain 1A ELECTION OF DIRECTOR: Aurelio Alemán-Bermúdez 1B ELECTION OF DIRECTOR: Thomas M. Hagerty, subject to regulatory approval 1C ELECTION OF DIRECTOR: Michael P. Harmon 1D ELECTION OF DIRECTOR: Roberto R. Herencia 1E ELECTION OF DIRECTOR: José Menéndez-Cortada 1F ELECTION OF DIRECTOR: Héctor M. Nevares-La Costa 1G ELECTION OF DIRECTOR: Fernando Rodríguez-Amaro 1H ELECTION OF DIRECTOR: José F. Rodríguez-Perelló 1I ELECTION OF DIRECTOR: Sharee Ann Umpierre-Catinchi For Against Abstain 2 To approve the First BanCorp 2008 Omnibus Incentive Plan, as amended (the “Plan”) to increase the amount of shares of common stock, par value $0.10 per share, reserved for issuance under the Plan, among other things. 3 To approve a non-binding, advisory proposal on the 2010 compensation of First BanCorp’s executives. 4 To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our 2011 fiscal year. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. 0000117082_1 R1.0.0.11699 Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, and Annual Report is/are available at www.proxyvote.com . FIRST BANCORP Annual Meeting of Stockholders December 9, 2011 10:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Roberto R. Herencia, Aurelio Alemán-Bermúdez and José Menéndez- Cortada, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FIRST BANCORP that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 10:00 AM, EDT on December 9, 2011, at the Puerto Rico Convention Center, 100 Convention Blvd., San Juan, Puerto Rico, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side 0000117082_2 R1.0.0.11699